UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23382

Sprott Funds Trust
(Exact name of registrant as specified in charter)

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1
(Address of principal executive offices) (Zip code)

John Ciampaglia

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1
(Name and address of agent for service)

(416)943-8099

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Annual Report

December 31, 2021

Sprott Gold Equity Fund Investor Class (Nasdaq: SGDLX)

Sprott Gold Equity Fund Institutional Class (Nasdaq: SGDIX)

1 | December 31, 2021

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2021

Dear Fellow Shareholders,

The Sprott Gold Equity Fund’s (the “Fund”) new fiscal year began January 1, 2021, with the gold price at $1,898 per ounce and finished the year on December 31 at $1,829 losing 3.64% for the year. However, gold posted an average price of $1,800 per ounce in 2021 compared to $1,770 in 2020. To a large extent, precious metals equities traded in-line in a pronounced fashion with precious metals prices throughout the year. The Fund (investor class) was down 11.79% for the twelve months, compared to the 6.46% decline for the PHLX Gold/Silver Sector Total Return Index (XXAU).1 Commentary about Fund positioning, investment activity and our outlook will follow the discussion below on the market backdrop and the drivers that impacted precious metals markets in 2021.

Precious Metals Market Review

Gold prices started the first week of 2021 on a run-up to the 2021 year high of $1,950 per ounce with support from spiking COVID cases, U.S. political uncertainty, and lockdown restrictions and a weakened U.S. dollar. However, gold’s early rise did not last as late winter saw gold prices under continued pressure with the roll-out of COVID vaccines, that was also reflected in higher U.S. Treasury yields and a stronger U.S. dollar. After gold prices traded to a low in early March at $1,684 per ounce, they found double-bottom support at around $1,685 per ounce in late March, which proved to be the low point for the gold price in 2021. As yields on U.S. 10-year Treasuries peaked out in late March and then edged downward, a move that coincided with U.S. dollar weakness, gold prices moved steadily upward, with support from a reversal of gold-backed ETF sales, as investors began to anticipate that any economic recovery could also incorporate inflationary pressures.

COVID recovery and setbacks supported gold prices during mid-year, along with markets’ insensitivity to the development of inflationary pressures. Bond markets, in particular, took note, with U.S. 10-year Treasury yields sliding back to levels seen earlier in the year, concluding that a move to a higher interest rate environment was not immediate. In June, gold hit another double-bottom price at around $1,760 per ounce, as prices tumbled after the U.S. Federal Reserve (“Fed”) signaled that monetary policy tightening could start earlier than expected, with Chairman Jerome Powell indicating that discussions about scaling back bond buying would begin.

Gold price action built a base during the first half of the year with price support set at year lows. However, the gold price also saw two more support points develop, around $1,730 per ounce in August and $1,726 per ounce late in the third quarter. From there, markets began to acknowledge inflation’s presence but not yet the impact, and the Fed started transitioning its messaging to how it intended to address price pressures.

The October U.S. jobs report, which fell short of expectations, put the Fed in a difficult position, as it acknowledged that the inflation surge was lasting longer than expected and conditions were now showing support for tapering. Gold traded sideways into November and surged but corrected as gold-backed ETF inflows reversed several months of outflows in the U.S., while gold-backed ETF purchases remained strong elsewhere, and even as Singapore made a sizable purchase of gold for the first time in decades. The Omicron COVID variant and inflation concerns saw investors boost gold exposure toward the end of the year, with price momentum building into a strong finish to $1,829 per ounce by year end, well above the year’s average of $1,800 per ounce.

Silver prices which are sensitive to manufacturing activity often trade in sync with gold since it is also considered a monetary metal. Silver prices began the year at $26.40 per ounce and finished at $23.31 per ounce, a 12% drop from beginning to end but posted an average daily price of $25.14 per ounce for 2021, which compares to an average daily price of $20.53 per ounce for 2020, a 22% increase for the average price.

Fund Positioning & Activity

As of December 31, 2021, the Fund’s largest position was 70,660 ounces of physical gold, which is audited regularly and vaulted in a secure location. The gold bullion position represented 12.9% of the Fund’s value at year-end and represented a decline from the 74,526 ounces the Fund held as of June 30, 2021. Some profit taking was realized from the sale of physical gold but it remains an important investment for the Fund as exposure to physical gold reduces the Fund’s volatility and offsets the more volatile moves in gold and silver equities.

Precious metals equities account for the rest of the Fund’s holdings and while the gold and silver price greatly influence them, each company has a unique value profile. Of the Fund’s total investments, 72.0% are in gold mining stocks – companies that generate a large majority of revenue from gold production. Of the Fund’s total investments, 8.9% are in silver mining stocks – companies that emphasize silver production. The remaining investments are primarily in cash and the gold bullion position. The Fund continues to find exposure to small- and mid-capitalization precious metals mining stocks more appealing because their valuations offer greater long-term appreciation potential than the PHLX Gold/Silver Sector Total Return Index (XXAU), which is heavily weighted to large precious metals producers.

During the year, Perseus Mining Limited was a new addition to the Fund. The company is now producing gold from several West African mining operations after starting its third mine in late 2020, which should almost double its gold output over the next year. Other notable additions included i-80 Gold Corp., a company that restructured some of the Premier Gold Mines Limited assets after a takeover and spin-out by Equinox Gold Corp. Positions in Agnico Eagle Mines Limited, Kinross Gold Corporation, Seabridge Gold Inc. and Wesdome Gold Mines Ltd. were increased during the year as those stocks offered

1The PHLX Gold/Silver Sector Total Return Index (XXAU) is a capitalization-weighted index composed of companies involved in the gold or silver mining industry.

2 | December 31, 2021

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2021

attractive valuations. During the year, positions in Barrick Gold Corporation, B2Gold Corp., AngloGold Ashanti Limited, Franco-Nevada Corporation, Royal Gold, Inc. and Kirkland Lake Gold Ltd. were sold (de-emphasizing the larger-cap names), along with a reduction in the weighting of Jaguar Mining Inc. and Bear Creek Mining Corporation to provide liquidity for Fund flows.

Top 10 Positions[1] (% of Net Assets)		Asset Allocation[1] (% of Net Assets)
Gold Bullion	12.90
Corvus Gold Inc.	6.88
MAG Silver Corp.	4.88
Osisko Mining Inc.	4.63
i-80 Gold Corp.	3.90
Osisko Gold Royalties Ltd	3.85
SilverCrest Metals Inc.	3.20
Kinross Gold Corporation	3.18
Newmont Corporation	3.17
Gold Fields Limited	3.16
Top 10 Total	49.75

Holdings may vary, and this list is not a recommendation to buy or sell any security.

Portfolio Details and Diagnostics		5-Year Risk Measures & Statistics
Total Number of Holdings	69	Volatility (Standard Deviation)	28.41
Weighted Median Market Cap	$1.5 Billion	Sharpe Ratio	0.22
Weighted Avg. Market Cap	$5.4 Billion	Alpha vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	-0.22
Turnover Ratio	15%	Beta vs. PHLX Gold/Silver Sector Total Return Index (XXAU)	0.82

Source: FactSet.

Top Performance Contributors and Detractors

During the year, mergers and acquisition (M&A) activity picked up, which benefitted several holdings in the Fund, including Corvus Gold Inc., Pretium Resources, Inc., Kirkland Lake Gold and Agnico Eagle Mines. Corvus Gold, in which the Fund had a sizable ownership, received an all-cash bid by AngloGold Ashanti. Pretium Resources also received an offer from Newcrest Mining Limited during the fourth quarter. The Kirkland Lake Gold and Agnico Eagle Mines combination should enable those two companies to realize cost and operational synergies while becoming a prominent North American/Australian producer.

The announced acquisitions of Corvus Gold and Pretium Resources made those two the top-performing positions for the Fund in 2021. Other positions that added to the Fund’s performance for the year included Gold Fields Limited, West African Resources Limited and i-80 Gold. Gold Fields was re-rated as new management took over and the market viewed its growth profile favorably, while West African Resources successfully demonstrated production from its new mine in Burkina Faso and announced an important property acquisition. i-80 Gold benefited from a spin-out announced in 2020 from the acquisition of Premier Gold by Equinox Gold which closed during the first quarter of 2021. Positions that detracted from the Fund’s performance in 2021 included Jaguar Mining and SilverCrest Metals Inc. International Tower Hill Mines Ltd., MAG Silver Corp. and Torex Gold Resources Inc.

Precious Metals Equities Outlook

The gold mining industry has enjoyed a very profitable environment for the past three years. As mentioned, gold prices for 2021 were better on average than in 2020 and much better than 2019 before the global COVID pandemic. Operating profit margins for many gold mining companies are very favorable and exceed 30%, despite additional input and COVID-related costs, while capital allocation remains disciplined.

1Net assets exclude cash equivalents, other assets & receivables.

3 | December 31, 2021

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2021

The improvement in precious metals prices over the past few years has not changed our investment strategy. We continue to focus on quality companies in sound financial positions, able to generate additional value from their assets (through discovery, development or production) or through positive corporate strategies and/or financial strength.

Approximately 55% of the Fund’s net asset value1 (over 60% if the Fund’s gold bullion position is excluded) is exposed to companies that have a net negative debt position on their balance sheets. That is up from 45% at mid-year (June 30, 2021) and it means that over half the Fund’s equity holdings have more cash than debt, which illustrates the financial strength of the gold mining sector. Having more cash than debt offers companies the financial flexibility to continue to re-invest in their natural resources, as well as increase shareholder returns with dividends and share buybacks.

Investment Outlook

Shrinking precious metals mine supply, robust physical demand, minuscule interest rates and the advent of problematic inflation failed to generate an advance in the gold price in 2021.

What stymied interest in precious metals over the past twelve months was the lure of strong equity market returns, the prospect of tighter monetary conditions and an infatuation with all things crypto. We expect things to be different in 2022. The bullish setup of supply and demand for the physical metal will, in our opinion, start to attract notice. We expect mine supply to continue its inexorable decline. Based on past history and our experience, a 25% rise in the gold price ($400-$500/oz.) would not significantly increase global mine supply for at least three to five years. Investment capital to build new production remains too scarce and economically viable projects are too few to significantly change the likely path of world production. The footprint of safe jurisdictions in which to invest dwindles with each lurch away from the rule of law in locations with good geology and mining infrastructure. Many Latin American, African and Asian countries previously considered mining friendly have become less welcoming to extractive industries of any stripe. The capital required to build new capacity bloats from cost inflation, increased regulatory risk and stretched timelines to complete construction. Mining companies, on balance, are not in an expansionary frame of mind.

Despite the emergence of high inflation, gold has thus far failed to respond in the manner expected by many. We agree with the market findings of Duke University Professor Campbell Harvey and Claude Erb, former commodities Portfolio Manager at the TCW Group: gold only protects purchasing power when measured over “very long periods, a century or more…and over shorter periods its real or inflation-adjusted price fluctuates no less than that of any other asset”. We think it would be a mistake to position gold narrowly as an inflation hedge alone. Gold performed well during the inflationary 1970s and also when inflation wasn’t on the front page between 1999 and 2011.

Gold becomes especially relevant when systemic risks are elevated and gold is viewed as a hedge against a variety of systemic risks — including inflation, deflation, monetary regime change, or just the plain monetary malpractice that seems prevalent now, with consequences still to be determined.

Looking at the current narrative in the market that inflation is the result of supply chain bottlenecks, and therefore transitory, ignores its deeply rooted monetary origins. As noted by former Fed Governor Kevin Warsh, “Consumer prices are higher because prices are rising at the points of production, assembly and transportation. [Supply chain bottlenecks] is a description of the state of affairs, not [inflation’s] source.”2 If inflation remains stubborn and is difficult to stamp out, financial asset valuations will need a rethink that could end up with a major market reversal that is necessary —higher real interest rates — is poison for super high valuations and a solid economic recovery to disrupt manic investment psychology.

The correlations between the financial markets, the economy and debt are very tight. With Fed policy taking a more hawkish turn, the fire hose of liquidity that has fueled the mania is being turned off. A deflation of financial assets would very likely trigger a downturn in economic activity, even more unacceptable politically, than the current high rate of inflation. For that reason, another “Powell Pivot” is still very much in the cards. It may just take longer and create more damage than the 2018 pivot. And Powell & Co. may decide to dig in their heels to offset inflation. It could be dangerous to underestimate the Fed’s hawkish turn. If the Fed stays the course, prepare for a third policy mistake in three years, i.e., tightening into and exacerbating an economic slowdown already underway.

Confidence in the Fed and attraction to gold at the moment appear to be binary. We stand by our comments from our July 2021 You Gotta Have Faith report, “Faith in the Fed’s omniscience is convenient to the investment consensus because it underpins the extraordinary overvaluation of financial assets.”

Let’s face it, despite pious subservience to the goals of full employment and price stability, the Fed’s real mandate is to keep financial markets from coming unglued. The relationship between overvalued financial assets and belief in an all-knowing Fed is symbiotic. Loss of that faith for heavily sedated markets would lead to losses of trillions of dollars in the world of financial assets. That very real possibility is sufficient rationale for investment in gold and the expectation of much higher gold prices.

1Net assets exclude cash equivalents, other assets & receivables.

2Kevin Warsh, The Fed Is the Main Inflation Culprit, Opinion, Wall Street Journal, December 12, 2021.

4 | December 31, 2021

Sprott Gold Equity Fund

Shareholder LetterDecember 31, 2021

The Fed’s adventure into hawkishness suggests that it is unknowingly straying from its implicit mandate of keeping markets from coming unglued. It appears the Fed does not understand that lip service rather than strict attentiveness to price stability is politically expedient. This error-prone institution is bound to become even more so given the two-decade legacy of monetary malpractice. The miracle is that investor confidence remains unbroken. We think a position in gold offers a very favorable asymmetric risk-reward proposition on the possibility that confidence will not survive 2022.

With best wishes,

John C. Hathaway Senior Portfolio Manager	Douglas B. Groh Senior Portfolio Manager

January 21, 2022

5 | December 31, 2021

Sprott Gold Equity Fund

Performance OverviewDecember 31, 2021

Growth of $10,000 (as of December 31, 2021)

Comparison of Change in Value of $10,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Investor Class)
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 12/31/2011. On January 21, 2020, the Sprott Gold Equity Fund assumed the net asset value and performance history of the Tocqueville Gold Fund (the “Predecessor Fund”). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1-888-622-1813 or visiting Sprott.com.

In 2019 and 2020 the performance of the Sprott Gold Equity Fund (Investor Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an indicator of the performance of the common stock of companies in the gold and silver mining industry and reflects the reinvestment of any dividends. The Index performance quoted reflects the following indices and dates: the XAU from September 29, 1998 to October 31, 2011, and the XXAU onwards. These Indices do not incur fees and expenses. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

Total expense ratio for Investor Class (per the Fund’s current prospectus dated February 26, 2021) 1.40%.

AVERAGE ANNUAL RATE OF RETURN
FOR YEARS ENDED DECEMBER 31, 2021

	1 Year	3 Year	5 Year	10 Year
Sprott Gold Equity Fund (Investor Class)	-11.79%	16.27%	7.44%	-3.59%
PHLX Gold/Silver Sector Total Return Index (XXAU)	-6.46%	24.75%	12.06%	-1.93%
Standard & Poor’s 500 Total Return Index	28.71%	26.07%	18.47%	16.55%

The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

6 | December 31, 2021

Sprott Gold Equity Fund

Performance OverviewDecember 31, 2021

Growth of $1,000,000 (as of December 31, 2021)

Comparison of Change in Value of $1,000,000 Investment in the Fund and the Performance of the Benchmark Indexes

Sprott Gold Equity Fund (Institutional Class)
(Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 4/8/2019 (commencement of operations for Institutional Class). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less. Investors may obtain performance data current to the most recent month-end by calling toll free at 1-888-622-1813 or visiting Sprott.com.

In 2019 and 2020 the performance of the Sprott Gold Equity Fund (Institutional Class) was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The PHLX Gold/Silver Sector Total Return Index (XXAU) is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

The Standard & Poor’s 500 Total Return Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends. You cannot invest directly in an index.

Total expense ratio for Institutional Class (per the Fund’s current prospectus dated February 26, 2021) 1.12%.

AVERAGE ANNUAL RATE OF RETURN
FOR PERIODS ENDED DECEMBER 31, 2021

	1 Year	Since Inception (April 8, 2019)
Sprott Gold Equity Fund (Institutional Class)	-11.55%	15.66%
PHLX Gold/Silver Sector Total Return Index (XXAU)	-6.46%	22.95%
Standard & Poor’s 500 Total Return Index	28.71%	22.07%

The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

7 | December 31, 2021

Sprott Gold Equity Fund

Expense ExampleDecember 31, 2021

As a shareholder of the Sprott Gold Equity Fund (the “Fund”), you incur two types of costs: transaction costs, including redemptions fees; and ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (Jul 1, 2021 - Dec. 31, 2021).

Actual Expenses: The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Jul. 1, 2021	Ending Account Value Dec. 31, 2021	Expenses Paid During Period* Jul. 1, 2021 - Dec. 31, 2021
Sprott Gold Equity Fund (Investor Class)
Actual	$1,000	$ 970.30	$7.10
Hypothetical (5% returns Before expenses)	$1,000	$1,018.00	$7.27

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.43%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

	Beginning Account Value Jul. 1, 2021	Ending Account Value Dec. 31, 2021	Expenses Paid During Period* Jul. 1, 2021 - Dec. 31, 2021
Sprott Gold Equity Fund (Institutional Class)
Actual	$1,000	$ 971.70	$5.67
Hypothetical (5% returns Before expenses)	$1,000	$1,019.46	$5.80

*The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio (1.14%) multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of the days in the most recent twelve month period (365).

8 | December 31, 2021

Sprott Gold Equity Fund

Schedule of Investmentsas of December 31, 2021

	Shares	Value
Common Stocks (84.25%)
Gold Related Securities (74.24%)
Australia (6.90%)
Bellevue Gold Ltd.(a)	8,023,000	$4,932,364
Northern Star Resources Ltd.	2,714,500	18,584,079
Perseus Mining Ltd.	19,500,000	22,983,237
West African Resources Ltd.(a)(b)	24,900,000	23,913,043
		70,412,723
Canada (57.67%)
Agnico Eagle Mines Ltd.	553,186	29,383,428
Alamos Gold, Inc. - Class A	3,799,600	29,218,924
Baru Gold Corp.(a)(b)(c)	13,290,993	1,050,713
Corvus Gold, Inc.(a)(b)	3,226,901	10,229,276
Corvus Gold, Inc.(a)(b)(c)(d)	6,954,100	22,429,921
Corvus Gold, Inc.(a)(b)(d)(e)	9,500,000	30,641,527
Corvus Gold, Inc.(a)(b)(e)	1,739,130	5,609,431
Equinox Gold Corp.(a)	2,805,595	18,985,646
Falco Resources Ltd.(a)(b)	23,722,300	5,438,529
Gold Standard Ventures Corp.(a)(c)	3,000,000	1,328,116
I-80 Gold Corp.(a)(b)(c)	12,915,264	31,549,204
I-80 Gold Corp.(a)(b)(d)(e)(f) (Originally acquired 10/12/21, Cost $6,307,680)	3,000,000	7,250,089
International Tower Hill Mines Ltd.(a)(b)	6,750,222	4,959,388
International Tower Hill Mines Ltd.(a)(b)(d)	1,666,667	1,212,169
International Tower Hill Mines Ltd.(a)(b)(d)(e)	18,664,631	13,574,814
Jaguar Mining, Inc.(b)(e)	5,746,159	19,578,596
Kinross Gold Corp.	5,489,967	31,896,708
Maverix Metals, Inc.(c)	1,615,000	7,041,400
Maverix Metals, Inc.(d)	3,087,500	13,473,260
New Gold, Inc.(a)	9,133,100	13,699,650
Novagold Resources, Inc.(a)	2,030,800	13,931,288
NuLegacy Gold Corp.(a)(b)	37,852,485	897,723
Osisko Development Corp.(a)	1,333,400	4,279,698
Osisko Gold Royalties Ltd.	24,340	298,165
Osisko Gold Royalties Ltd.(d)	3,130,127	38,305,361
Osisko Mining, Inc.(a)(b)	15,384,239	46,336,970
Pan American Silver Corp.	788,445	19,687,472
Pretium Resources, Inc.(a)	2,123,485	29,914,623
Seabridge Gold, Inc.(a)	900,000	14,841,000
Silvercrest Metals, Inc.(a)(b)	4,056,600	32,069,252
SSR Mining, Inc.	897,300	15,882,483
Strategic Metals Ltd.(a)(b)	9,886,500	2,735,503
Torex Gold Resources, Inc.(a)	2,433,900	25,302,016
Trifecta Gold Ltd.(a)	2,325,199	156,245
Wesdome Gold Mines Ltd.(a)	3,115,200	28,345,746
Wheaton Precious Metals Corp.	386,175	16,578,493
		588,112,827
South Africa (3.10%)
Gold Fields Ltd. - ADR (c)	2,681,000	29,464,190
Gold Fields Ltd.(d)	200,000	2,185,629
		31,649,819

	Shares	Value

United Kingdom (2.79%)
Endeavour Mining PLC (c)	1,297,500	$28,441,191

United States (3.78%)
Contango ORE, Inc.(a)	263,200	6,737,920
Electrum Ltd.(a)(f) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	42,546
Newmont Corporation	511,990	31,753,620
		38,534,086
Total Gold Related Securities		757,150,646

Other Precious Metals Related Securities (9.21%)
Canada (5.32%)
Bear Creek Mining Corp.(a)	4,779,000	4,609,178
MAG Silver Corp.(a)(b)(c)	1,686,595	26,428,944
MAG Silver Corp.(a)(b)(d)(e)	1,432,665	22,459,186
Nickel Creek Platinum Ltd.(a)(b)	14,037,494	776,809
		54,274,117
South Africa (2.77%)
Sibanye Stillwater Ltd. - ADR (c)	2,250,000	28,215,000

United Kingdom (0.06%)
Hochschild Mining PLC	363,757	640,563

United States (1.06%)
Gatos Silver, Inc.(a)(c)	906,416	9,408,595
Silver Opportunity Partners Corp.(a)(f) (Originally acquired 03/15/11, Cost $4,525,333)	243,690	1,413,404
		10,821,999
Total Other Precious Metals Related Securities		93,951,679

Other Securities (0.80%)
United States (0.80%)
Aclara Resources, Inc.(a)	524,621	597,220
Gold Bullion International LLC (a)(b)(f) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	6,900,000
I-Pulse, Inc.(a)(f) (Originally acquired 10/09/07, Cost $126,097)	74,532	596,256
Ivanhoe Electric, Inc.(a)(f) (Originally acquired 10/09/07, Cost $49,427)	20,988	15,741
Total Other Securities		8,109,217
Total Common Stocks (Cost $822,940,594)		859,211,542

9 | December 31, 2021

Sprott Gold Equity Fund

Schedule of Investmentsas of December 31, 2021

	Shares	Value
Private Fund (1.27%)
Gold Related Security (1.27%)
Tocqueville Bullion Reserve LP - Glass G(a)(b) (Originally acquired 11/28/11, Cost $13,795,735)	7,619	$12,986,608
Total Private Fund (Cost $13,795,735)		12,986,608

Gold Bullion (12.67%)	Ounces
Gold Bullion(a)	70,660	129,251,766
Total Gold Bullion (Cost $29,942,359)		129,251,766

Warrants (0.04%)
Gold Related Securities (0.04%)
Canada (0.04%)	Shares
Baru Gold Corp.
Expiration: 03/08/2022, Exercise Price: CAD $0.50(a)(b)(e)(f) (Originally acquired 03/03/17, Cost $0)	3,321,250	—
Falco Resources Ltd.
Expiration: 07/31/2025, Exercise Price: CAD $0.55(a)(b)(d)(e)(f) (Originally acquired 09/07/21, Cost $0)	3,750,000	106,130
I-80 Gold Corp.
Expiration: 09/18/2022, Exercise Price: CAD $3.64(a)(b)(d)(f) (Originally acquired 03/02/21, Cost $0)	1,330,000	246,244
NuLegacy Gold Corp.
Expiration: 10/08/2022, Exercise Price: CAD $0.12(a)(b)(e)(f) (Originally acquired 10/07/19, Cost $0)	4,648,198	—
Osisko Gold Royalties Ltd. Expiration: 02/18/2022, Exercise Price: CAD $36.50 (a)(d)(f)	274,000	3,249
Osisko Mining, Inc. Expiration: 06/30/2022 Exercise Price: CAD $5.25 (a)(b)(f) (Originally acquired 06/17/20, Cost $0)	932,500	71,150
Total Gold Related Securities		426,773

Other Precious Metals Related Securities (0.00%)
Canada (0.00%)
Nickel Creek Platinum Ltd.
Expiration: 08/08/2022, Exercise Price: CAD $0.35(a)(b)(e)(f) (Originally acquired 08/04/17, Cost $0)	6,189,601	—
Nickel Creek Platinum Ltd.
Expiration: 07/01/2024, Exercise Price: CAD $0.08(a)(b)(e)(f) (Originally acquired 07/01/19 Cost $0)	1,658,293	23,597
Total Other Precious Metals Related Securities		23,597
Total Warrants (Cost $0)		450,370

	Shares	Value
Right (0.00%)
Gold Related Securities (0.00%)
Osisko Gold Royalties Ltd.
Expiration: 5/25/2022, Exercise Price: CAD $10.00(a)(d)(f) (Originally acquired 10/28/20, Cost $0)	666,700	$—
Total Right (Cost $0)		—

Short-Term Investments (4.91%)
Money Market Fund (1.99%)
Invesco Treasury Portfolio
Institutional Class, 0.010%(g)	20,283,697	20,283,697

Investments Purchased with Proceeds from Securities Lending (2.92%)
Mount Vernon Liquid Assets, 0.12%	29,746,678	29,746,678
Total Short-Term Investments (Cost $50,030,375)		50,030,375

Total Investments (Cost $916,709,063) (103.14%)		1,051,930,661
Liabilities in Excess of Other Assets ((3.14)%)		(32,035,185)

Total Net Assets (100.00%)		$1,019,895,476

ADR American Depository Receipt

(a)Non-income producing security.

(b)Affiliated company. See Note 7.

(c)This security or a partial position of this security is on loan at December 31, 2021. The total market value of securities on loan as of December 31, 2021 was $28,383,874. The loaned securities were secured with cash collateral of $29,746,678. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(d)Denotes an issue that is traded on a foreign exchange when a company is listed more than once.

(e)Denotes a security that is either fully or partially restricted to resale. The value of restricted securities as of December 31, 2021 was $99,243,370, which represented 9.73% of net assets.

(f)Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 2 or 3 security. See Note 2. The aggregate value of fair valued securities as of December 31, 2021 was $16,668,406, which represented 1.63% of net assets.

(g)Variable rate security. Rate listed is the 7-day effective yield as of December 31, 2021.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

10 | December 31, 2021

Sprott Gold Equity Fund

Schedule of InvestmentsDecember 31, 2021

Percent of Total Investments

Allocation of Portfolio Holdings

As of December 31, 2021

Gold Related
Common Stocks
72.0%
Gold
Bullion
12.3%
Other Precious Metals
Related Warrants 0.0%*
Gold Related Right 0.0%*
Gold Related Warrants 0.0%*
Short-Term Investment 4.8%
Other Common Stocks 0.8%
Private Fund 1.2%
Other Precious Metals
Related Common Stocks 8.9%

*Category is less than 0.1% of total investments.

11 | December 31, 2021

Sprott Gold Equity Fund

Statements of Assets & LiabilitiesDecember 31, 2021

See Notes to Financial Statements.

Sprott Gold Equity Fund
Assets:
Investments, at value(1)
Unaffiliated issuers	$722,455,844
Affiliated issuers	329,474,817
Foreign currencies, at value(2)	85
Receivable for Fund shares sold	1,126,437
Securities lending income receivable	22,705
Dividends, interest and other receivables	684,978
Other assets	35,316
Total Assets	1,053,800,182

Liabilities:
Payable for investments sold	1,571,309
Payable for Fund shares redeemed	1,348,145
Payable to Adviser (see Note 3)	740,031
Payable for collateral upon return of securities loaned	29,746,678
Payable to Administrator	117,998
Accrued distribution fee	113,677
Accrued expenses and other liabilities	266,868
Total Liabilities	33,904,706
Net Assets	$1,019,895,476

NET ASSETS CONSIST OF:
Paid in capital	$1,125,147,286
Total distributable earnings	(105,251,810)
NET ASSETS	$1,019,895,476

INVESTOR CLASS
Net assets	$748,683,759
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	15,487,205
Net asset value, offering and redemption price per share	$48.34

INSTITUTIONAL CLASS
Net assets	$271,211,717
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	5,567,556
Net asset value, offering and redemption price per share	$48.71
(1) Cost of investments
Unaffiliated issuers	$607,758,268
Affiliated issuers	$308,950,795
(2) Cost of foreign currencies	$85

12 | December 31, 2021

Sprott Gold Equity Fund

Statements of OperationsDecember 31, 2021

See Notes to Financial Statements.

For the Year Ended December 31, 2021
Investment Income:
Dividends*
Unaffiliated issuers	$10,839,280
Affiliated issuers	2,348,651
Interest	609
Income from securities lending (Note 11)	221,048
Total investment income	13,409,588

Expenses:
Investment Adviser’s fee (See Note 3)	9,351,377
Distribution (12b-1) fees - Investor Class Only (See Note 3)	2,067,485
Administration fees (See Note 3)	1,490,593
Transfer agent and shareholder services fees - Investor Class	457,979
Legal fees	248,062
Custody fees	202,350
Fund accounting fees	172,154
Other expenses	112,821
Printing and mailing expense	106,453
Blue sky fees	77,042
Audit fees	75,014
Trustee fees and expenses	52,993
Miscellaneous expense	45,477
Transfer agent and shareholder services fees - Institutional Class	38,792
Insurance expense	33,109
Interest expense	6,062
Registration fees	1,815
Net expenses	14,539,578
Net Investment Loss	(1,129,990)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	44,243,715
Affiliated issuers	5,216,560
Foreign currency translation	(188,208)
49,272,067
Net change in unrealized appreciation(depreciation) on:
Investments
Unaffiliated issuers	(139,053,859)
Affiliated issuers	(55,624,758)
Foreign currency translation	2,326,069
(192,352,548)
Net loss on investments and foreign currency	(143,080,481)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(144,210,471)
* Net of foreign taxes withheld of:	$1,522,489

13 | December 31, 2021

Sprott Gold Equity Fund

Statements of Changes in Net AssetsDecember 31, 2021

See Notes to Financial Statements.

	Sprott Gold Equity Fund(1)
	For the Year Ended December 31, 2021	For the Period November 1, 2020 to December 31, 2020	For the Year Ended October 31, 2020
Operations:
Net investment loss	$(1,129,990)	$(1,021,375)	$(9,736,323)
Net realized gain on sale of investments and foreign currency	49,272,067	2,862,848	137,195,991
Net change in unrealized appreciation (depreciation)	(192,352,548)	21,724,396	239,320,338
Net increase (decrease) in net assets resulting from operations	(144,210,471)	23,565,869	366,780,006

Distributions to shareholders:
Net dividends and distributions to shareholders - Investor Class	—	—	—
Net dividends and distributions to shareholders - Institutional Class	—	—	—
Total dividends and distributions	—	—	—

Fund share transactions:
Shares sold - Investor Class	100,157,064	24,862,917	183,257,068
Shares sold - Institutional Class	85,685,729	18,623,769	199,229,825
Shares issued to holders in reinvestment of dividends - Investor Class	—	—	—
Shares issued to holders in reinvestment of dividends - Institutional Class	—	—	—
Shares redeemed - Investor Class*	(201,889,022)	(44,984,274)	(488,747,702)
Shares redeemed - Institutional Class*	(46,296,825)	(10,268,787)	(83,612,797)
Net decrease	(62,343,054)	(11,766,375)	(189,873,606)
Net increase (decrease) in net assets	(206,553,525)	11,799,494	176,906,400

Net Assets:
Beginning of period	1,226,449,001	1,214,649,507	1,037,743,107
End of period	$1,019,895,476	$1,226,449,001	$1,214,649,507
*Net of redemption fees of:	$171,177	$30,676	$198,495

(1)The Fund was reorganized on January 17, 2020 and became a series within the Sprott Funds Trust thereafter.

Sprott Gold Equity Fund (Investor Class)

Financial HighlightsFor a Share Outstanding Throughout the Year

14 | December 31, 2021

See Notes to Financial Statements.

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Year Ended December 31, 2021	Period November 1, 2020 to December 31, 2020		Years Ended October 31,
				2020	2019	2018	2017
Net asset value, beginning of YEAR	$54.81	$53.75		$38.74	$29.01	$35.64	$39.32

Operations:
Net investment loss(1)(2)	(0.09)	(0.05)		(0.42)	(0.43)	(0.38)	(0.39)
Net realized and unrealized gain (loss)	(6.38)	1.11		15.43	10.16	(6.25)	(3.29)
Total from investment operations*	(6.47)	1.06		15.01	9.73	(6.63)	(3.68)

Distributions to shareholders:
Dividends from net investment income	—	—		—	—	—	—
Distributions from net realized gains	—	—		—	—	—	—
Total distributions	—	—		—	—	—	—

Change in net asset value for the year	(6.47)	1.06		15.01	9.73	(6.63)	(3.68)
Net asset value, end of year	$48.34	$54.81		$53.75	$38.74	$29.01	$35.64
* Includes redemption fees per share of	0.01	0.00	(3)	0.01	0.02	0.00 (3)	0.01
Total Return	(11.80)% **	2.04%	(4)	38.71%	33.54%	(18.60)%	(9.36)%

Ratios/supplemental data
Net assets, end of year (000)	$748,684	$964,071		$965,963	$998,076	$859,394	$1,153,287

Ratio to average net assets:
Expense	1.40%	1.37%	(5)	1.39%	1.47%	1.42%	1.38%
Net investment loss	(0.18)%	(0.57)%	(5)	(0.93)%	(0.94)%	(0.88)%	(0.95)%
Portfolio turnover rate	15%	1%	(4)	34%	12%	9%	14%

**Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(1)Net investment loss per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences for the four years ended 2019, 2018 and 2017.

(2)Net investment loss per share is calculated using the average shares outstanding method for the year ended December 31, 2021, the period ended December 31, 2020 and the year ended October 31, 2020.

(3)Represents less than $0.01.

(4)Not Annualized.

(5)Annualized.

Sprott Gold Equity Fund (Institutional Class)

Financial HighlightsFor a Share Outstanding Throughout the Period

15 | December 31, 2021

See Notes to Financial Statements.

	Sprott Gold Equity Fund
Per share operating performance (For a share outstanding throughout the period)	Year Ended December 31, 2021	For the Period November 1, 2020 to December 31, 2020		Year Ended October 31, 2020	April 8, 2019(1) through October 31, 2019
Net asset value, beginning of period	$55.08	$53.98		$38.81	$32.73

Operations:
Net investment income (loss)(2)(3)	0.06	(0.03)		(0.30)	(0.10)
Net realized and unrealized gain (loss)	(6.43)	1.13		15.47	6.18
Total from investment operations*	(6.37)	1.10		15.17	6.08

Distributions to shareholders:
Dividends from net investment income	—	—		—	—
Distributions from net realized gains	—	—		—	—
Total distributions	—	—		—	—

Change in net asset value for the period	(6.37)	1.10		15.17	6.08
Net asset value, end of period	$48.71	$55.08		$53.98	$38.81
* Includes redemption fees per share of	0.00 (6)	0.00	(6)	0.02	—
Total Return	(11.57)% **	1.97%	(4)	39.05%	18.58%	(4)

Ratios/supplemental data
Net assets, end of period (000)	$271,212	$262,378		$248,686	$39,732

Ratio to average net assets:
Expense	1.11%	1.09%	(5)	1.11%	1.28%	(5)
Net investment income (loss)	0.13%	(0.29)%	(5)	(0.63)%	(0.93)%	(5)
Portfolio turnover rate	15%	1%	(4)	34%	12%	(4)

**Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(1)Institutional Class shares commenced operations on April 8, 2019.

(2)Net investment loss per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences for the period ended October 31, 2019.

(3)Net investment income (loss) per share is calculated using the average shares outstanding method for the year ended December 31, 2021, the period ended December 31, 2020 and the year ended October 31, 2020.

(4)Not Annualized.

(5)Annualized.

(6)Represents less than $0.01.

16 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of December 31, 2021, the Trust consisted of three separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Equity Fund (the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies located throughout the world, in both developed and emerging markets that are primarily engaged in mining or processing gold. The Fund offers two classes of shares, Investor Class and Institutional Class. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08.

A. Portfolio Valuation

The Fund’s net asset value (“NAV”) is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Restricted and illiquid securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

17 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

C. Fair Value Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on the valuation day, the security is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Board. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Board and will be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

18 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

The following is a summary of the inputs used to value the Fund’s investments at December 31, 2021.

Sprott Gold Equity Fund*

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks
Gold Related	$749,858,011	$7,250,089	$42,546	$757,150,646
Other Precious Metals Related	92,538,275	—	1,413,404	93,951,679
Other	597,220	—	7,511,997	8,109,217
Total Common Stocks	842,993,506	7,250,089	8,967,947	859,211,542
Private Fund**^	—	—	—	12,986,608
Gold Bullion	129,251,766	—	—	129,251,766
Warrants
Gold Related	—	426,773	—	426,773
Other Precious Metals Related	—	23,597	—	23,597
Total Warrants	—	450,370	—	450,370
Right	—	—	—	—
Short Term Investments	50,030,375	—	—	50,030,375
Total Assets	$1,022,275,647	$7,700,459	$8,967,947	$1,051,930,661

*For a detailed sector breakdown, please see the accompanying Schedule of Investments.

**Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

^As of December 31, 2021, the Fund invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

Sprott Gold Equity Fund
Beginning Balance - December 31, 2020	$8,513,563
Purchases	—
Sales	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation	454,384
Transfers in/(out) of Level 3	—
Ending Balance - December 31, 2021	$8,967,947

As of December 31, 2021 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $454,384.

19 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of December 31, 2021.

Fund	Type of Security	Industry	Fair Value at 12/31/2021	Valuation Techniques	Unobservable Inputs	Range
Sprott Gold Equity Fund	Common Stock	Gold Related	$42,546	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$0.02
		Other Precious Metals Related	$1,413,404	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$5.80
		Other	$7,511,997	Professional analysis of latest company valuation or financing, with appropriate discount applied (if required)	Financing prices	$0.75 - $8.00

The significant unobservable inputs used in the fair value measurement of the Fund’s common stocks are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place. The significant unobservable inputs used for the private fund is the latest price change of an Adviser deemed comparable proxy investment.

Significant changes in a companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. Significant changes in the latest price change of the comparable proxy investment or a change in the adviser deemed comparable proxy investment could impact the value of the security.

The Trust’s valuation procedures have been adopted by the Board, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Board including the Independent Trustees.

Portfolio management and the trading department monitor fair valued positions for new financing or corporate actions that could lead to a change in valuation.

D. Gold and Precious Metals Mining Industry Risk

The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and precious metals mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

E. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day.

F. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

20 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

G. Gold Risk

Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded with a specific identification cost method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

J. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

K. Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

L. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended December 31, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences:

	Distributable Earnings	Paid in Capital
Sprott Gold Equity Fund	$(1,776,370)	$1,776,370

The permanent differences primarily relate to net operating losses.

As of December 31, 2021, the components of accumulated losses for income tax purposes were as follows:

Tax cost of Investments		$930,254,248
Unrealized appreciation		313,457,607
Unrealized depreciation		(191,781,109)
Net unrealized appreciation		121,676,498
Undistributed operating income		—
Undistributed long-term gains		—
Distributable earnings		—
Other accumulated loss		(226,928,308)
Total accumulated gain		$(105,251,810)

For the fiscal period ended December 31, 2021 the Sprott Gold Equity Fund had late year losses of $117,234.

21 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

At December 31, 2021 the Fund had tax basis capital losses which may be carried forward to offset future capital gains as shown below:

	Capital Losses Expiring Indefinite Short-Term	Capital Losses Expiring Indefinite Long Term
Sprott Gold Equity Fund	$(12,366,165)	$(214,446,236)

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

M. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

N. Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of December 31, 2021 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Sprott Asset Management L.P. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser receives fees from the Fund, calculated daily and payable monthly, at an annual fee rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Prior to the Reorganization, the Adviser of the Predecessor Fund received the same tiered fee structure.

The Adviser, on behalf of the Fund, has entered into a Sub-Advisory Agreement with Sprott Asset Management USA Inc. (the “Sub-Adviser”), an affiliate of the Adviser. The Sub-Adviser does not receive a separate sub-advisory fee under the Sub-Advisory Agreement.

Pursuant to an Administrative Services Agreement, the Fund pays the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion.

The Adviser has entered into a sub-administration agreement with U.S. Bank Global Fund Services (the “Sub-Administrator”), under which the Adviser pays the Sub-Administrator a fee based on the assets of the Fund. The fee payable to the Sub-Administrator by the Adviser is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for the Fund of $60,000. For the year ended December 31, 2021 the Adviser has made payments of $413,627 to the Sub-Administrator for services provided under a sub-administration agreement for the Fund.

Sprott Global Resource Investments Ltd. (the “Distributor”), an affiliate of the Adviser, acts as distributor for shares of the Fund. The Investor Class adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plan, the Investor Class pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

22 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

4. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the Fund was as follows:

Sprott Gold Equity Fund (Investor Class)	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020	For the Year Ended October 31, 2020
Shares sold	1,975,477	463,845	4,220,917
Shares issues to holders in reinvestment dividends	—	—	—
Shares redeemed	(4,077,537)	(847,599)	(12,006,462)
Net decrease	(2,102,060)	(383,754)	(7,785,545)

Sprott Gold Equity Fund (Institutional Class)	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020	For the Year Ended October 31, 2020
Shares sold	1,731,006	347,676	5,357,533
Shares issues to holders in reinvestment dividends	—	—	—
Shares redeemed	(927,137)	(190,717)	(1,774,399)
Net increase	803,869	156,959	3,583,134

5. FUND SHARE TRANSACTIONS

The Fund currently offers two classes of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer for the Fund. This fee is retained by the Fund and is credited to paid in capital. For a more detailed description of when the redemption fee does not apply, please see the Fund’s Prospectus.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2021 are summarized below.

Sprott Gold Equity Fund
Purchases:	$ 166,452,794
Sales:	242,555,867

7. Transactions with Affiliates*

The following issuers are affiliated with the Fund; that is, the Adviser owned 5% or more of the outstanding voting securities during the period from January 1, 2021 through December 31, 2021. As defined in Section (2)(a)(3) of the 1940 Act; such issuers are:

	January 1, 2021		Additions		Reductions		December 31, 2021					Change in Gross Unrealized Appreciation/ (Depreciation)	December 31, 2021
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
Sprott Gold Equity Fund
Baru Gold Corp.	194,440	$3,148,570	13,096,553	$19,647,429	—	$—	13,290,993	$—	$—	$—	$—	$(18,621,920)	$1,050,713	$22,795,998
Baru Gold Corp.	13,096,553	19,647,429	—	—	(13,096,553)	(19,647,429)	—	—	—	—	—	17,949,785	—	—
Baru Gold Corp. Warrant	3,321,250	—	—	—	—	—	3,321,250	—	—	—	—	(261)	—	—
Bear Creek Mining Corp.(a)	7,413,200	28,761,181	—	—	(2,634,200)	(11,858,813)	4,779,000	—	—	—	(8,082,514)	(1,760,712)	4,609,178	16,902,368
Corvus Gold Inc.	3,226,901	2,212,904	—	—	—	—	3,226,901	—	—	—	—	2,549,252	10,229,276	2,212,904
Corvus Gold Inc.	1,739,130	1,561,600	—	—	—	—	1,739,130	—	—	—	—	1,483,284	5,609,431	1,561,600
Corvus Gold Inc.	6,954,100	8,503,013	—	—	—	—	6,954,100	—	—	—	—	5,931,074	22,429,921	8,503,013
Corvus Gold Inc.	9,500,000	7,163,141	—	—	—	—	9,500,000	—	—	—	—	8,102,443	30,641,527	7,163,141
Falco Resources Ltd.	16,222,300	11,973,054	7,500,000	2,386,825	—	—	23,722,300	—	—	—	10,116	(2,173,485)	5,438,529	14,359,879
Falco Resources Ltd. Warrant	—	—	3,750,000	—	—	—	3,750,000	—	—	—	—	106,131	106,131	—
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	769,800	—	—	6,900,000	5,000,000

23 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

	January 1, 2021		Additions		Reductions		December 31, 2021					Change in Gross Unrealized Appreciation/ (Depreciation)	December 31, 2021
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Interest Income	Dividend Income	Realized Gain/(Loss)		Value	Cost
I-80 Gold Corp.	—	—	12,915,264	24,346,322	—	—	12,915,264	—	—	—	(121,523)	7,202,882	31,549,204	24,346,322
I-80 Gold Corp.	—	—	3,000,000	6,307,680	—	—	3,000,000	—	—	—	(9,886)	942,409	7,250,089	6,307,680
I-80 Gold Corp. Warrant	—	—	1,330,000	—	—	—	1,330,000	—	—	—	—	246,244	246,244	—
International Tower Hill Mines Ltd.	18,664,631	35,619,856	—	—	—	—	18,664,631	—	—	—	—	(12,525,464)	13,574,814	35,619,856
International Tower Hill Mines Ltd.	6,850,222	22,509,061	—	—	(100,000)	(125,703)	6,750,222	—	—	—	(3,741)	(4,368,216)	4,959,388	22,383,358
International Tower Hill Mines Ltd.	1,666,667	8,833,502	—	—	—	—	1,666,667	—	—	—	—	(1,118,467)	1,212,169	8,833,502
Jaguar Mining Inc.	7,647,959	5,832,118	—	—	(1,901,800)	(2,187,166)	5,746,159	—	—	1,068,349	8,438,858	(28,343,419)	19,578,596	3,644,952
MAG Silver Corp.	1,432,665	15,000,003	—	—	—	—	1,432,665	—	—	—	—	(6,871,673)	22,459,186	15,000,003
MAG Silver Corp.	1,581,135	18,561,846	155,460	2,385,574	(50,000)	(564,587)	1,686,595	—	—	—	371,324	(7,836,934)	26,428,944	20,382,833
Nickel Creek Platinum Ltd.	—	—	14,037,494	2,596,104	—	—	14,037,494	—	—	—	—	(1,819,295)	776,809	2,596,104
Nickel Creek Platinum Ltd.	1,658,293	51,762	—	—	(1,658,293)	(51,762)	—	—	—	—	—	(143,653)	—	—
Nickel Creek Platinum Ltd.	12,379,201	2,544,342	—	—	(12,379,201)	(2,544,342)	—	—	—	—	—	1,085,562	—	—
Nickel Creek Platinum Ltd. Warrant	6,189,601	—	—	—	—	—	6,189,601	—	—	—	—	(11,184)	—	—
Nickel Creek Platinum Ltd. Warrant	1,658,293	—	—	—	—	—	1,658,293	—	—	—	—	(80,754)	23,597	—
Nulegacy Gold Corp.	37,852,485	6,682,142	—	—	—	—	37,852,485	—	—	—	—	(3,265,485)	897,723	6,682,142
NuLegacy Gold Corp. Warrant	4,648,198	—	—	—	—	—	4,648,198	—	—	—	—	(129,269)	—	—
Osisko Mining Inc.	15,384,239	45,113,236	—	—	—	—	15,384,239	—	—	—	—	1,618,859	46,336,970	45,113,236
Osisko Mining, Inc. Warrant	932,500	—	—	—	—	—	932,500	—	—	—	—	(52,729)	71,150	—
Premier Gold Mines Ltd.(a)	12,738,160	20,409,863	—	—	(12,738,160)	(20,636,720)	—	—	—	510,502	237,840	(9,711,797)	—	—
Silvercrest Metals Inc.	4,756,600	27,338,197	—	—	(700,000)	(3,351,639)	4,056,600	—	—	—	2,904,675	(17,604,605)	32,069,252	23,986,557
Strategic Metals Ltd.	9,886,500	14,175,946	—	—	—	—	9,886,500	—	—	—	—	(332,426)	2,735,503	14,175,946
Tocqueville Bullion Reserve LP - Class G(b)	7,619	13,795,735	—	—	—	—	7,619	—	—	—	—	(652,945)	12,986,608	13,795,735
West African Resources Ltd	27,400,000	4,936,439	—	—	(2,500,000)	(450,405)	24,900,000	—	—	—	1,471,411	2,288,820	23,913,043	4,486,034
		$329,374,940		$57,669,934		$(61,418,566)		$—	$—	$2,348,651	$5,216,560	$(67,917,948)	$334,083,995	$325,853,163

*All affiliates listed are neither majority-owned subsidiaries or other controlled companies.

(a)Security is no longer an affiliated company at December 31, 2021.

(b)Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. John Hathaway is an independent Director of the TBR Cayman entities and is a TBR limited partner.

8. LINE OF CREDIT

The Fund has a $20,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank N.A. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Fund’s assets. The Line has a one-year term and is reviewed annually by the Board. The interest rate as of December 31, 2021 was 2.75%. During the year ended December 31, 2021, the Fund’s maximum borrowing was $6,938,000 and average borrowing was $220,685. This borrowing resulted in interest expenses of $6,062. As of the year ended December 31, 2021 the Fund did not have any line balances outstanding.

9. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

24 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

10. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Once filed, the Fund’s Part F on Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1.866.996.3863. You may also obtain copies of Form N-PORT, Part F by sending your request electronically to publicinfo@sec.gov. Quarterly portfolio holdings are also available on the website for Sprott Gold Equity Fund, https://sprott.com/investment-strategies/sprott-gold-equity-fund/.

11. SECURITIES LENDING

The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short term securities. The Fund may return a portion of the interest earned to a third party that is unaffiliated with the Fund and acting as a “placing broker.” The Fund receives compensation for lending securities in the form of fees. The Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Fund’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the custodian, acts as the securities lending agent for the Fund. The value of the securities on loan and the cash collateral at December 31, 2021 are shown on the Statements of Assets and Liabilities. Shares of the Mount Vernon Liquid Assets Portfolio LLC were purchased with proceeds from cash collateral received from securities on loan. The following table is a summary of the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021:

Fund	Value of Securities on Loan	Value of Cash Collateral Received
Sprott Gold Equity Fund	$28,383,874	$29,746,678

Securities loaned are not subject to any master agreements.

25 | December 31, 2021

Sprott Gold Equity Fund

Notes to Financial StatementsDecember 31, 2021

12. Liquidity Risk Management Program

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on September 8, 2021 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Fund. The Fund has adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Board appointed a committee consisting of officers of the Trust (“Sprott Liquidity Committee”) as the program administrator for the Fund’s Program.

At the Meeting, the Board was provided with the 2021 Liquidity Risk Management Program Annual Report (the “Report”), a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the period covered by the Report (the “Program Reporting Period”). The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted, among other items, that the Fund did not hold illiquid securities that, in the aggregated, exceeded 15% of the Fund’s assets.

The Report further noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish the Fund’s reasonably anticipated trading size. The Report additionally provided that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Committee reviewed the Fund’s investments and determined that the Fund, in addition to maintaining a line of credit, held adequate levels of cash and highly liquid investments to meet shareholder redemption activities for the Fund in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

26 | December 31, 2021

Sprott Gold Equity Fund

Report of Independent Public Accounting Firm

To the Shareholders and Board of Trustees
of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Gold Equity Fund (the “Fund”), a series of Sprott Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statements of operations	Statements of changes in net assets	Financial highlights
For year ended December 31, 2021	For the year ended December 31, 2021, for the Period November 1 through December 31, 2020 and for the year ended October 31, 2020.	For the year ended December 31, 2021, for the Period November 1 through December 31, 2020 and for the year ended October 31, 2020.

The financial highlights for each of the three years in the period ended October 31, 2019 have been audited by other auditors, whose report dated December 23, 2019 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2022

27 | December 31, 2021

Sprott Gold Equity Fund

Trustees & OfficersDecember 31, 2021

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	4	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	4	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.	4	Sprott Focus Trust, Inc.

1.The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2.Each Trustee serves until resignation, death, retirement or removal.

3.Barbara Connolly Keady resigned as a Director of the Fund effective October 13, 2021.

28 | December 31, 2021

Sprott Gold Equity Fund

Trustees & Officers

Interested Trustee and Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	3	None.

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018

Managing Director, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); General Counsel and Chief Compliance Officer of Sprott Global Resource Investments
Ltd. (since October, 2012).

				N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018

Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).

				N/A	N/A

1.The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2.Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1-888-622-1813.

29 | December 31, 2021

Sprott Gold Equity Fund

Privacy Policy

The privacy of our investors is very important to us. This Privacy Policy sets out the information practices for Sprott Inc. group members, including what types of personal and business information is collected, how the information is used, and with whom the information is shared. We are committed to protecting your privacy and maintaining the confidentiality of your information.

Definitions you need to know

We, our and us mean, as applicable, any Sprott Inc. group member or the collective Sprott Group.

Sprott Group means, collectively, Sprott Inc. and all of its affiliates and subsidiaries including Sprott Asset Management LP, Sprott Private Wealth LP and Sprott Consulting LP as well as any program or joint venture any of these parties participates in.

Service means any brokerage or financial product or service offered by us.

You and your means each person, whether an individual, corporation or trust, who has made application to us for or signed an application in respect of any Service offered by us, including any co-applicants, guarantors or personal or corporate representatives such as directors.

SROs refers to self-regulatory organizations, including the Investment Industry Regulatory Organization of Canada (IIROC), the Mutual Fund Dealers Association of Canada, the exchanges and other regulated marketplaces and the Canadian Investor Protection Fund.

What personal information do we collect?

The term personal information refers to any information about you including information that may specifically identify you. We will be collecting personal information from you that includes the following:

•Your full name, address, occupation and date of birth, which is required by law;

•Identification, such as a valid driver’s license or passport;

•Your social insurance number for income tax reporting purposes, as required by law;

•Your financial information including annual income, assets and liabilities, and banking information;

•Your employment history and credit history;

•Information about third parties such as your spouse if you are applying for certain Services, where this information is required by law.

For legal entities such as businesses, partnerships, trusts, estates or investment clubs, we may collect the information referred to above from each authorized person, partner, trustee, executor and club member, as appropriate.

How do we collect your information?

We collect your personal or business information directly from you or through your financial advisor or dealer in order to provide you with Services, to meet legal and regulatory requirements and for any other purposes to which you consent. Your information may be collected from a variety of sources, including:

•Applications, questionnaires or other forms that you submit to us or contracts that you enter into with us;

•Your transactions with us;

•Meetings and telephone conversations with you; and

•Our websites.

We may monitor or record any telephone call we have with you. The content of the call may also be retained. We may inform you prior to proceeding with the call of this possibility. This is to establish a record of the information you provide, to ensure that your instructions are followed properly and to ensure customer service levels are maintained.

30 | December 31, 2021

Sprott Gold Equity Fund

Privacy Policy

How do we use your information?

We collect and use your personal or business information in order to give you the best possible service and for the purposes set out in your agreement(s) with us, such as:

•To establish your identity and verify the accuracy of your information;

•To confirm your corporate status;

•To understand your needs;

•To determine the suitability of our Services for you;

•To determine your eligibility for our Services;

•To set up, administer and offer Services that meet your needs, including fulfilling any reporting or audit requirements;

•To provide you with ongoing Service, including executing your transactions;

•To provide you and your financial advisor or dealer with confirmations, tax receipts, proxy mailings, financial statements and other reports;

•To meet our legal and regulatory requirements;

•To manage and assess our risks; and

•To protect us from error and to prevent or detect fraud or criminal activity.

We collect, use and disclose your social insurance number, social security number or other government-issued personal or business identification number for income tax reporting purposes, as required by law. In addition, we may ask you for your SIN to confirm your identity. This allows us to keep your personal information separate from that of other customers, particularly those with similar names, and helps maintain the integrity and accuracy of your personal information. You may refuse to consent to its use or disclosure for purposes other than as required by law.

How do we obtain your consent?

We rely on your actions as indications of your consent to our collection, use and disclosure of your personal information. For example, by signing an application form, voluntarily providing your information to us directly or through your financial advisor or dealer and continuing to do business with us, you are consenting to the collection, use and disclosure of your personal information for the purposes identified in this Privacy Policy. Sprott Group will not, as a condition of the supply of Services, require you to consent to the collection, use or disclosure of your personal information beyond that which is required to fulfill these purposes.

Who do we share your information with?

We may share your personal or business information within the Sprott Group for the purposes set out above. We do not provide directly all the services related to your relationship with us. We may use third party service providers or agents such as:

•Your financial advisor or dealer;

•Other financial service providers such as investment dealers, custodians, banks and others used to finance or facilitate transactions or operations on your behalf;

•Transfer agents, portfolio managers, brokerage firms and similar service providers; and

•Other service providers such as accounting, legal or tax preparation services. Our service providers and our agents process or handle your information on our behalf and assist us with various services such as printing, imaging, document storage and shredding, mail distribution and marketing. Some of these third parties may be located outside of Canada. As a result, your information may be accessible to regulatory authorities in accordance with the laws of these jurisdictions. When information is provided to our service providers and to our agents, we will require them to protect the information in a manner that is consistent with Sprott Group privacy policies and practices.

We may also be required by law to disclose information to government regulatory authorities. For example, we may be required to report your income to taxation authorities. We may also be required to disclose your personal and business information to SROs. SROs collect, maintain and use such information for regulatory purposes, including trading surveillance, audits, investigations, maintenance of regulatory databases and enforcement proceedings. SROs may, in turn, disclose such information when reporting to securities regulators or when sharing information with other SROs and law enforcement agencies.

31 | December 31, 2021

Sprott Gold Equity Fund

Privacy Policy

Sprott Group may be involved in the sale, transfer or reorganization of some or all of its business at some time in the future. As part of that sale, transfer or reorganization, we may disclose your personal and business information to the acquiring organization.

How do we use your information for marketing purposes?

We may share your personal or business information within the Sprott Group for the purpose of marketing products and services that we believe may be of interest to you. This would only be done with your consent. We may ask you for your contact information, such as your telephone number, residential address, e-mail or other electronic address, and keep and use this information as well as disclose it to other members of the Sprott Group so that we or any of these companies may contact you directly through these channels for the purpose of marketing including telemarketing. Your consent to this is not a condition of doing business with us and you may withdraw it at any time (see below).

How do you withdraw your consent?

Subject to legal, regulatory and contractual requirements, you may refuse to consent to our collection, use or disclosure of your personal or business information, or you may withdraw your consent to our further collection, use or disclosure of your information at any time in the future by giving us reasonable notice. Depending on the circumstances, however, withdrawal of your consent may impact on our ability to provide you or continue to provide you with some Services or information that may be of value to you. We will act on your instructions as quickly as possible but there may be certain uses of your information that we may not be able to stop immediately.

You can tell us at any time to stop using information about you to promote our Services or the products and services of third parties we select, or to stop sharing your information with other members of the Sprott Group. If you wish to withdraw consent as outlined in this Privacy Policy, you may do so at any time by contacting us by mail at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary or by e-mail at samcompliance@sprott.com.

How do you update your information?

As we make decisions based on the information we have, we encourage you to help us keep our information accurate and complete. Contact us at any time at in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary if you wish to update the information we have about you.

How can you access your information?

You may request access to the personal information we hold about you at any time to review its content and accuracy and to have it amended as appropriate. To request access to such information please contact us in writing at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Corporate Secretary.

We will respond to your written access request promptly. We may be unable to provide you with access to all or some of the information we hold about you. We will provide you with an explanation in the event that we are unable to fulfill your access request.

Who do you contact if you have any questions or concerns?

If you have any questions about our privacy policies and practices and how they relate to you, please contact our Chief Compliance Officer by telephone at 1-855-943-8099, by e-mail at samcompliance@sprott.com or by mail to Sprott Inc., Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, Toronto, Ontario M5J 2J1 Attention: Chief Compliance Officer.

If you are still not satisfied, you can contact The Office of the Privacy Commissioner of Canada. Complaints to the Office of the Privacy Commissioner must be submitted in writing to 112 Kent Street, Ottawa, Ontario K1A 1H3 Attention: The Privacy Commissioner of Canada.

If you have any questions regarding this Policy, please contact us at:

Sprott Inc.

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600 Toronto, Ontario M5J 2J1 Canada

Telephone: 416.943.8099

Toll Free: 855.943.8099

Email: samcompliance@sprott.com

Investment Adviser and Administrator

Sprott Asset Management LP
200 Bay Street, Suite 2600
Toronto, Ontario, Canada M5J 2J1
(855) 943-8099
www.sprott.com

Investment Sub-Adviser

Sprott Asset Management USA, Inc.
500 Fifth Avenue, Suite 3020
New York, NY 10110

Distributor

Sprott Global Resource Investments Ltd.
1910 Palomar Point Way, Suite 200
Carlsbad, CA 92008

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel

Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

Item 1. Reports to Stockholders.

(a)

Sprott Gold Miners ETF

Performance Overview	December 31, 2021 (Unaudited)

Investment Objective

The Sprott Gold Miners ETF (the "Gold Fund", NYSE Arca: SGDM) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Total Return Index (ticker symbol: SOLGMCFT, the "Underlying Gold Index").

Performance Overview

For the twelve months ended December 31, 2021, the Sprott Gold Miners ETF generated a total return of -9.33%. These results are in line with the performance of senior gold mining equities, as measured by the Underlying Gold Index (SOLGMCFT), which declined 9.19% for the year. By comparison, the S&P 500 Total Return Index, a broad equity index measuring the largest publicly traded companies in the U.S., rose by 28.71% over the period.

For the year 2021, the price of gold bullion fell 3.64%, which negatively impacted gold miners. Gold bullion sold off sharply in the beginning of the year, falling more than 10% in the first three months due to a significantly steepened U.S. Treasury yield curve and the Federal Reserve ("Fed") signaling a reduction in quantitative easing and the possibility of earlier than expected interest rate hikes. In April, the inflation rate showed surprising signs of climbing, coming in at 4.2% year-over-year. Initially considered by the Fed as "transitory", inflation stayed consistently high for the remainder of 2021. By year end, the gold price recovered much of what was lost in the first quarter. Although the gold price declined overall in 2021, the average gold price was $1,800 in 2021, $30 higher than the average of $1,770 posted in 2020.

In large part, gold mining equities traded directionally and with greater magnitude to the gold price throughout the year. Gold miners benefit from a higher gold price because of their inherent operating leverage. A strengthening gold price helps increase profit margins and free cash flow for gold miners. Gold mining stocks remain inexpensive relative to gold bullion. Valuations are very low on most standard metrics and further multiple compression may be limited versus the market. Gold mining companies have benefitted from strong margins, cash flows, healthy balance sheets, better dividends and share buybacks. Merger and acquisition (M&A) activity should continue in 2022, as corporate profits build and limited opportunities keep markets tense. We see the potential for much stronger gold prices going forward, given the amount of global liquidity injected into markets over the past two years.

While investor interest in gold was impeded by strong equity returns in 2021, we believe that different characteristics will be at play in 2022. Gold's bullish supply and demand setup will likely continue to support prices, as mine supply and production will continue to decline. Also, gold miners may be shielded relative to the rest of the market as higher real interest rates should take a toll on sectors with higher valuations. With gold hovering around $1,800 an ounce at year end and mining costs remaining stable, the outlook for gold company earnings and cash flow remains positive.

In 2021, the largest positive contributors to the Fund's performance were Newmont Corporation, Pretium Resources Inc. and Franco-Nevada Corporation. The largest performance detractors were Hecla Mining Company, K92 Mining Inc. and Barrick Gold Corporation.

Performance^ (as of December 31, 2021)

	1 Year	5 Year	Since Inception^^
Sprott Gold Miners ETF - Net Asset Value ("NAV")	-9.33%	8.40%	1.82%
Sprott Gold Miners ETF - Market Price*	-9.32%	8.37%	1.84%
Solactive Gold Miners Custom Factors Total Return Index**	-9.19%	9.26%	2.61%
S&P 500® Total Return Index	28.71%	18.47%	14.71%

Total expense ratio before any fee waivers or expense reimbursements (per the Gold Fund's current prospectus dated February 26, 2021) 0.52%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Gold Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Gold Fund distributions or the redemption of Gold Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

1 | December 31, 2021

Sprott Gold Miners ETF

Performance Overview	December 31, 2021 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Gold Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Gold Fund shares outstanding. Market Price is the price at which a share can currently be traded in the stock market. Information detailing the number of days the Market Price of the Gold Fund was greater than the Gold Fund’s NAV and the number of days it was less than the Gold Fund’s NAV can be obtained at www.sprottetfs.com.

^	The Sprott Gold Miners ETF was reorganized on or about July 19, 2019 ("Reorganization Date") from Sprott Gold Miners ETF ("Gold Predecessor Fund"), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Gold Fund is a continuation of the Gold Predecessor Fund and, therefore, the performance information presents the performance of the Gold Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.
^^	The Gold Predecessor Fund’s Commencement date was July 15, 2014.

*	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

**	From the Gold Fund's inception to July 19, 2019, the Gold Fund's objective was to track the Sprott Zacks Gold Miners Total Return Index ("predecessor index") and since that date the Gold Fund has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. As of December 31, 2021, the Underlying Gold Index consisted of 34 securities.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Gold Fund is concentrated in the gold and silver mining industry. As a result, the Gold Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Gold Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Gold Fund’s shares are not individually redeemable. Investors buy and sell shares of the Gold Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Gold Fund, typically in blocks of 50,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Gold Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

2 | December 31, 2021

Sprott Gold Miners ETF

Performance Overview	December 31, 2021 (Unaudited)

Top 10 Holdings^ (as of December 31, 2021)		Country Allocation^ (as of December 31, 2021)

Newmont Corporation	13.08%	Canada	72.42%
Franco-Nevada Corporation	11.18%	United States	18.82%
Barrick Gold Corporation	8.31%	South Africa	4.39%
Kirkland Lake Gold, Ltd.	6.23%	United Kingdom	4.06%
Royal Gold, Inc.	4.97%	Australia	0.32%
Endeavour Mining PLC	4.06%	Total	100.00%
Yamana Gold, Inc.	3.95%
B2Gold Corp.	3.84%
SSR Mining, Inc.	3.70%
Pretium Resources, Inc.	3.62%
Total % of Top 10 Holdings	62.94%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of December 31, 2021)

Comparison of Change in Value of $10,000 Investment in the Gold Fund, and the Performance of the Underlying Gold Index, and S&P 500

The chart above compares historical performance of a hypothetical investment of $10,000 in the Gold Fund since inception with the performance of the Underlying Gold Index and S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Gold Fund shares.

*	From the Gold Fund's inception to July 19, 2019, the Gold Fund's objective was to track the Sprott Zacks Gold Miners Total Return Index ("predecessor index") and since that date the Gold Fund has been seeking to track the Solactive Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Gold Miners Custom Factors Total Return Index.

3 | December 31, 2021

Sprott Junior Gold Miners ETF

Performance Overview	December 31, 2021 (Unaudited)

Investment Objective

The Sprott Junior Gold Miners ETF (the "Junior Fund", NYSE Arca: SGDJ) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Custom Factors Total Return Index (ticker symbol: SOLJGMFT, the "Junior Underlying Index").

Performance Overview

For the twelve-months ended December 31, 2021, the Sprott Junior Gold Miners ETF generated a total return of -15.56%. These results are in line with the performance of junior gold mining equities, as measured by the Junior Underlying Index (SOLJGMFT), which declined 15.95% for the year. By comparison, the S&P 500 Total Return Index, a broad equity index measuring the largest publicly traded companies in the U.S., rose by 28.71% over the period.

For the year 2021, the price of gold bullion fell 3.64%, which negatively impacted gold miners. Gold bullion sold off sharply in the beginning of the year, falling more than 10% in the first three months due to a significantly steepened U.S. Treasury yield curve and the Federal Reserve ("Fed") signaling a reduction in quantitative easing and the possibility of earlier than expected interest rate hikes. In April, the inflation rate showed surprising signs of climbing, coming in at 4.2% year-over-year. Initially considered by the Fed as "transitory", inflation stayed consistently high for the remainder of 2021. By yearend, the gold price recovered much of what was lost in the first quarter. Although the gold price declined overall in 2021, the average gold price was $1,800 in 2021, $30 higher than the average of $1,770 posted in 2020.

In large part, junior gold mining equities traded directionally and with greater magnitude to the gold price throughout the year. Gold miners benefit from a higher gold price because of their inherent operating leverage. A strengthening gold price helps increase profit margins and free cash flow for gold miners. Gold mining stocks remain inexpensive relative to gold bullion. Valuations are very low on most standard metrics and further multiple compression may be limited versus the market. Gold mining companies have benefitted from strong margins, cash flows, healthy balance sheets, better dividends and share buybacks. Merger and acquisition (M&A) activity should continue in 2022, as corporate profits build and limited opportunities keep markets tense. We see the potential for much stronger gold prices going forward, given the amount of global liquidity injected into markets over the past two years.

While investor interest in gold was impeded by strong equity returns in 2021, we believe that different characteristics will be at play in 2022. Gold's bullish supply and demand setup will likely continue to support prices, as mine supply and production will continue to decline. Also, gold miners may be shielded relative to the rest of the market as higher real interest rates should take a toll on sectors with higher valuations. With gold hovering around $1,800 an ounce at yearend and mining costs remaining stable, the outlook for gold company earnings and cash flow remains positive.

In 2021, the largest positive contributors to the Fund's performance were Great Bear Resources Ltd., Victoria Gold Corp. and Argonaut Gold Inc. The largest detractors were Greatland Gold plc, Resolute Mining Limited and Bellevue Gold Limited.

Performance^ (as of December 31, 2021)

	1 Year	5 Year	Since Inception^^
Sprott Junior Gold Miners ETF - Net Asset Value ("NAV")	-15.56%	6.16%	9.23%
Sprott Junior Gold Miners ETF - Market Price*	-15.18%	6.22%	9.32%
Solactive Junior Gold Miners Custom Factors Total Return Index**	-15.95%	7.11%	10.27%
S&P 500® Total Return Index	28.71%	18.47%	15.20%

Total expense ratio before any fee waivers or expense reimbursements (per the Junior Fund's current prospectus dated February 26, 2021) 0.76%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any, and include the effect of the Junior Fund’s recurring expenses. The table does not reflect the deduction of taxes that a shareholder would pay on Junior Fund distributions or the redemption of Junior Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.sprottetfs.com or call 888.622.1813.

4 | December 31, 2021

Sprott Junior Gold Miners ETF

Performance Overview	December 31, 2021 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Junior Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Junior Fund shares outstanding. Market Price is the price at which a share can currently be traded in the stock market. Information detailing the number of days the Market Price of the Junior Fund was greater than the Junior Fund’s NAV and the number of days it was less than the Junior Fund’s NAV can be obtained at www.sprottetfs.com.

^	The Sprott Junior Gold Miners ETF was reorganized on or about July 19, 2019 ("Reorganization Date") from Sprott Junior Gold Miners ETF ("Junior Predecessor Fund"), then a series of ALPS ETF Trust, into a series of Sprott Funds Trust. The Junior Fund is a continuation of the

Junior Predecessor Fund and, therefore, the performance information presents the performance of the Junior Predecessor Fund prior to the Reorganization Date. Returns less than one year are not annualized.

^^	The Junior Predecessor Fund’s Commencement date was March 31, 2015.

*	Market Price means the official closing price of a security or the last reported sale price. In the event there were no sales during the day or closing prices are not available, the price that is the midpoint of the bid-ask spread as of that time will be used. It does not represent the returns an investor would receive if shares were traded at other times.

**	From the Junior Fund's inception to July 19, 2019, the Junior Fund's objective was to track the Sprott Zacks Junior Gold Miners Total Return Index ("predecessor index") and since that date the Junior Fund has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

Solactive Junior Gold Miners Custom Factors Total Return Index was created by Solactive AG to provide a means of generally tracking the performance of “junior” gold companies whose common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold. Most of these companies are in the development and exploration phase and are on the lookout for land with a higher chance for uncovering large mineral deposits. As of December 31, 2021, the Junior Underlying Index consisted of 39 securities.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Junior Fund is concentrated in the gold and silver mining industry. As a result, the Junior Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Junior Fund’s share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Junior Fund’s shares are not individually redeemable. Investors buy and sell shares of the Junior Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Junior Fund, typically in blocks of 50,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Junior Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Distributors, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Distributors, Inc. is not affiliated with Sprott, Solactive AG nor Zacks Index Services, a division of Zacks Investment Management.

5 | December 31, 2021

Sprott Junior Gold Miners ETF

Performance Overview	December 31, 2021 (Unaudited)

Top 10 Holdings^ (as of December 31, 2021)		Country Allocation^ (as of December 31, 2021)

Aurelia Metals Limited	5.04%	Australia	40.82%
Greatland Gold plc	4.93%	Canada	37.67%
Skeena Resources Limited	4.81%	United Kingdom	9.27%
Westgold Resources Limited	4.57%	Jersey	3.54%
Resolute Mining Limited	4.40%	Russia	3.06%
Great Bear Resources Limited	4.40%	United States	2.70%
Pan African Resources plc	4.34%	Turkey	1.62%
Eldorado Gold Corporation	4.14%	Peru	1.21%
Perseus Mining Limited	3.66%	Chile	0.11%
Centamin plc	3.54%	Total	100.00%
Total % of Top 10 Holdings	43.83%

^	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of December 31, 2021)

Comparison of Change in Value of $10,000 Investment in the Junior Fund, and the Performance of the Junior Underlying Index, and S&P 500

The chart above compares historical performance of a hypothetical investment of $10,000 in the Junior Fund since inception with the performance of the Junior Underlying Index and the S&P 500. Results include the reinvestment of all dividends and capital gains distributions, if any. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Junior Fund distributions or the redemption of Junior Fund shares.

*	From the Junior Fund's inception to July 19, 2019, the Fund's objective was to track the Sprott Zacks Junior Gold Miners Total Return Index ("predecessor index") and since that date the Junior Fund has been seeking to track the Solactive Junior Gold Miners Custom Factors Total Return Index. The index performance presented reflects the performance of the predecessor index through July 19, 2019 and thereafter reflects the performance of the Solactive Junior Gold Miners Custom Factors Total Return Index.

6 | December 31, 2021

Sprott ETFs

Disclosure of Fund Expenses	December 31, 2021 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through December 31, 2021.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account		Expenses Paid
	Value	Value	Expense	During Period
	7/1/21	12/31/21	Ratio(a)	7/1/21 - 12/31/21(b)
Sprott Gold Miners ETF	$1,000.00	$976.80	0.50%
Actual				$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Sprott Junior Gold Miners ETF	$1,000.00	$951.50	0.50%
Actual				$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	Annualized, based on the applicable Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the applicable Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

7 | December 31, 2021

Sprott Gold Miners ETF

Schedule of Investments	December 31, 2021

Security Description	Shares	Value
COMMON STOCKS (99.87%)
Gold Mining (99.53%)
Agnico Eagle Mines, Ltd.	67,788	$3,600,676
Alamos Gold, Inc., Class A(a)	1,069,927	8,229,882
AngloGold Ashanti, Ltd., Sponsored ADR	44,810	940,114
B2Gold Corp.	2,264,232	8,914,088
Barrick Gold Corp.	1,013,921	19,277,284
Centerra Gold, Inc.	1,000,038	7,708,107
Coeur Mining, Inc.(b)	139,681	703,992
Dundee Precious Metals, Inc.	1,026,383	6,345,164
Eldorado Gold Corp.(b)	791,216	7,418,334
Endeavour Mining PLC(a)	429,098	9,406,607
Equinox Gold Corp.(a)(b)	112,419	760,747
Franco-Nevada Corp.	187,539	25,936,260
Gold Fields, Ltd., Sponsored ADR	85,541	940,096
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	2,017,422	8,291,604
IAMGOLD Corp.(b)	281,890	878,016
K92 Mining, Inc.(b)	1,132,762	6,438,641
Kinross Gold Corp.	136,887	794,301
Kirkland Lake Gold, Ltd.	344,469	14,435,592
New Gold, Inc.(b)	406,446	607,283
Newmont Corp.	489,064	30,331,749
Novagold Resources, Inc.(b)	119,106	816,356
OceanaGold Corp.(a)(b)	429,088	746,270
Osisko Gold Royalties, Ltd.	69,862	854,946
Osisko Mining, Inc.(b)	209,980	632,455
Pretium Resources, Inc.(b)	595,622	8,390,833
Royal Gold, Inc.	109,634	11,534,593
Sandstorm Gold, Ltd.(a)	1,086,622	6,743,336
Seabridge Gold, Inc.(b)	45,387	749,902
SSR Mining, Inc.(a)	484,227	8,570,965
Torex Gold Resources, Inc.(b)	580,660	6,036,348
Wesdome Gold Mines, Ltd.(b)	712,304	6,481,378
Wheaton Precious Metals Corp.	190,176	8,160,602
Yamana Gold, Inc.	2,176,409	9,153,323
Total Gold Mining		230,829,844

Silver Mining (0.34%)
Hecla Mining Co.	150,556	785,902

TOTAL COMMON STOCKS
(Cost $205,759,747)		231,615,746

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (3.95%)
Money Market Fund (0.12%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $276,166)	0.01%	276,166	$276,166

Investments Purchased with Collateral
from Securities Loaned (3.83%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.03%
(Cost $8,878,749)		8,878,749	8,878,749
TOTAL SHORT TERM INVESTMENTS
(Cost $9,154,915)			9,154,915

TOTAL INVESTMENTS (103.82%)
(Cost $214,914,662)			$240,770,661
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.82%)			(8,856,702)
NET ASSETS - 100.00%			$231,913,959

(a)	The security, or a portion of the security position is currently on loan. As of December 31, 2021 the total market value of securities on loan was $10,243,042. The loaned securities were secured with cash collateral of $8,878,749 and non-cash collateral with the value of $1,980,235. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)	Non-income producing security.

See Notes to Financial Statements.

8 | December 31, 2021

Sprott Junior Gold Miners ETF

Schedule of Investments	December 31, 2021

Security Description	Shares	Value
COMMON STOCKS (100.07%)
Basic Materials (0.11%)
Aclara Resources, Inc.(a)(b)	118,356	$134,734

Diversified Metals & Mining (5.04%)
Aurelia Metals, Ltd.(b)	20,987,153	6,260,355

Gold Mining (94.92%)
Argonaut Gold, Inc.(a)(b)	611,086	1,159,418
Bellevue Gold, Ltd.(a)(b)	2,722,621	1,673,807
Capricorn Metals, Ltd.(b)	929,535	2,299,356
Centamin PLC	3,662,872	4,403,577
Coeur Mining, Inc.(b)	429,351	2,163,929
De Grey Mining, Ltd.(a)(b)	4,912,757	4,342,733
Dundee Precious Metals, Inc.	648,384	4,008,350
Eldorado Gold Corp.(b)	548,921	5,146,609
Gold Road Resources, Ltd.(a)	3,467,539	3,960,797
Great Bear Resources, Ltd.(b)	239,941	5,470,492
Greatland Gold PLC(a)(b)	28,283,007	6,125,178
Hochschild Mining PLC	852,068	1,500,461
K92 Mining, Inc.(b)	728,316	4,139,762
Koza Altin Isletmeleri AS(b)	230,029	2,011,819
McEwen Mining, Inc.(a)(b)	1,684,267	1,493,103
New Gold, Inc.(a)(b)	1,125,126	1,681,085
OceanaGold Corp.(a)(b)	889,042	1,546,221
Orla Mining, Ltd.(b)	445,671	1,701,720
Osisko Mining, Inc.(a)(b)	725,966	2,186,593
Pan African Resources PLC(a)	23,865,536	5,394,619
Perseus Mining, Ltd.(b)	3,859,048	4,548,380
Petropavlovsk PLC(a)(b)	14,680,201	3,805,169
Ramelius Resources, Ltd.	3,246,021	3,707,768
Red 5, Ltd.(a)(b)	9,266,180	1,955,061
Regis Resources, Ltd.	1,239,793	1,758,917
Resolute Mining, Ltd.(b)	19,285,433	5,472,120
Sabina Gold & Silver Corp.(b)	1,474,613	1,690,335
Seabridge Gold, Inc.(a)(b)	248,422	4,096,479
Silver Lake Resources, Ltd.(a)(b)	1,400,719	1,808,885
Skeena Resources, Ltd.(b)	574,562	5,982,040
SolGold PLC(b)	5,582,507	2,191,293
St Barbara, Ltd.	1,665,886	1,775,597
Torex Gold Resources, Inc.(a)(b)	334,602	3,478,411
Victoria Gold Corp.(b)	136,632	1,539,196
Wesdome Gold Mines, Ltd.(a)(b)	460,452	4,189,733
West African Resources, Ltd.(b)	1,802,302	1,730,865
Westgold Resources, Ltd.	3,829,755	5,684,113
Total Gold Mining		117,823,991

TOTAL COMMON STOCKS
(Cost $132,441,013)		124,219,080

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (9.56%)
Money Market Fund (0.03%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $36,939)	0.01%	36,939	$36,939

Investments Purchased with Collateral
from Securities Loaned (9.53%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.03%
(Cost $11,834,253)		11,834,253	11,834,253

TOTAL SHORT TERM INVESTMENTS
(Cost $11,871,192)			11,871,192

TOTAL INVESTMENTS (109.63%)
(Cost $144,312,205)			$136,090,272
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.63%)			(11,962,786)
NET ASSETS - 100.00%			$124,127,486

(a)	The security, or a portion of the security position is currently on loan. As of December 31, 2021 the total market value of securities on loan was $17,819,568. The loaned securities were secured with cash collateral of $11,834,253 and non-cash collateral with the value of $7,036,219. The non-cash collateral received consists of common stocks and is held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)	Non-income producing security.

See Notes to Financial Statements.

9 | December 31, 2021

Sprott ETFs

Statements of Assets and Liabilities	December 31, 2021

	Sprott Gold	Sprott Junior
	Miners ETF	Gold Miners ETF
ASSETS:
Investments, at value	$240,770,661	$136,090,272
Receivable for investments sold	92,733	–
Dividends and reclaim receivable	141,982	21,000
Other assets and prepaid expenses	3,793	2,059
Total Assets	241,009,169	136,113,331

LIABILITIES:
Payable for investments purchased	165	–
Payable to adviser	83,594	26,546
Payable for collateral upon return of securities loaned	8,878,749	11,834,253
Administration fees payable	16,144	17,379
Professional fees payable	34,904	26,397
Transfer agent fees payable	8,250	8,250
Accrued expenses and other liabilities	73,404	73,020
Total Liabilities	9,095,210	11,985,845
NET ASSETS	$231,913,959	$124,127,486

NET ASSETS CONSIST OF:
Paid-in capital	$286,066,357	$160,226,997
Total distributable earnings	(54,152,398)	(36,099,511)
NET ASSETS	$231,913,959	$124,127,486

INVESTMENTS, AT COST	$214,914,662	$144,312,205

PRICING OF SHARES
Net Assets	$231,913,959	$124,127,486
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	8,500,000	3,050,000
Net Asset Value, offering and redemption price per share	$27.28	$40.70

See Notes to Financial Statements.

10 | December 31, 2021

Sprott ETFs

Statements of Operations	For the Year Ended December 31, 2021

	Sprott Gold	Sprott Junior
	Miners ETF	Gold Miners ETF
INVESTMENT INCOME:
Dividends(a)	$4,041,685	$1,793,166
Securities lending income	11,308	46,143
Total Investment Income	4,052,993	1,839,309

EXPENSES:
Investment adviser fees (See Note 3)	843,866	440,068
Administration fees	161,765	161,918
Trustee fees	11,101	5,287
Compliance fees	10,413	5,543
Legal fees	23,271	15,740
Audit fees	19,945	19,945
Transfer agent fees	8,228	8,228
Other fees and expenses	106,223	106,239
Total Expenses before waiver/reimbursement	1,184,812	762,968
Less fee waiver/reimbursement by investment adviser (See Note 3)	(4,105)	(134,456)
Expense recoupment of previously waived fees (See Note 3)	24,568	–
Net Expense	1,205,275	628,512
NET INVESTMENT INCOME	2,847,718	1,210,797

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(4,530,479)	10,037,176
Net realized loss on foreign currency transactions	(18,216)	(53,997)
Net realized gain/(loss)	(4,548,695)	9,983,179
Net change in unrealized depreciation on investments	(22,044,016)	(32,195,259)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,582	91
Net change in unrealized appreciation/(depreciation)	(22,042,434)	(32,195,168)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(26,591,129)	(22,211,989)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,743,411)	$(21,001,192)

(a)	Net of foreign tax withholding in the amounts of $388,985 and $65,710, respectively.

See Notes to Financial Statements.

11 | December 31, 2021

Sprott Gold Miners ETF

Statements of Changes in Net Assets

		For the Period
	For the	December 1, 2020	For the
	Year Ended	to	Year Ended
	December 31,	December 31,	November 30,
	2021	2020(a)	2020
OPERATIONS:
Net investment income	$2,847,718	$281,732	$550,209
Net realized gain/(loss)	(4,548,695)	(268,116)	7,606,434
Net change in unrealized appreciation/(depreciation)	(22,042,434)	8,632,614	34,395,136
Net increase/(decrease) in net assets resulting from operations	(23,743,411)	8,646,230	42,551,779
DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,066,167)	(788,715)	(485,870)
Total distributions	(3,066,167)	(788,715)	(485,870)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,448,105	–	59,618,187
Cost of shares redeemed	(8,958,387)	–	(27,954,368)
Net increase/(decrease) from capital share transactions	(510,282)	–	31,663,819
Net increase/(decrease) in net assets	(27,319,860)	7,857,515	73,729,728

NET ASSETS:
Beginning of year	259,233,819	251,376,304	177,646,576
End of year	$231,913,959	$259,233,819	$251,376,304

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,500,000	8,500,000	7,600,000
Shares sold	300,000	–	1,850,000
Shares redeemed	(300,000)	–	(950,000)
Shares outstanding, end of period	8,500,000	8,500,000	8,500,000

(a)	With the approval of the Board effective December 31, 2020, the Fund's fiscal year end was changed from November 30 to December 31.

See Notes to Financial Statements.

12 | December 31, 2021

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

		For the Period
	For the	December 1, 2020	For the
	Year Ended	to	Year Ended
	December 31,	December 31,	November 30,
	2021	2020(a)	2020
OPERATIONS:
Net investment income/(loss)	$1,210,797	$(6,469)	$(75,873)
Net realized gain/(loss)	9,983,179	(473,003)	10,107,197
Net change in unrealized appreciation/(depreciation)	(32,195,168)	12,296,683	18,355,659
Net increase/(decrease) in net assets resulting from operations	(21,001,192)	11,817,211	28,386,983

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,712,420)	(2,324,976)	(395,316)
Total distributions	(2,712,420)	(2,324,976)	(395,316)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	80,190,762	7,383,291	56,503,070
Cost of shares redeemed	(55,608,011)	–	(31,105,911)
Net increase from capital share transactions	24,582,751	7,383,291	25,397,159
Net increase in net assets	869,139	16,875,526	53,388,826

NET ASSETS:
Beginning of year	123,258,347	106,382,821	52,993,995
End of year	$124,127,486	$123,258,347	$106,382,821

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,500,000	2,350,000	1,750,000
Shares sold	1,700,000	150,000	1,450,000
Shares redeemed	(1,150,000)	–	(850,000)
Shares outstanding, end of period	3,050,000	2,500,000	2,350,000

(a)       With the approval of the Board effective December 31, 2020, the Fund's fiscal year end was changed from November 30 to December 31.

See Notes to Financial Statements.

13 | December 31, 2021

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2021	For the Period December 1, 2020 to December 31, 2020(a)		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(b)	For the Year Ended November 30, 2017(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$30.50	$29.57		$23.37	$15.26	$19.82	$19.15

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (c)	0.33	0.03		0.07	0.02	0.07	0.04
Net realized and unrealized gain/(loss)	(3.19)	0.99		6.19	8.18	(4.51)	0.63
Total from investment operations	(2.86)	1.02		6.26	8.20	(4.44)	0.67

DISTRIBUTIONS:
From net investment income	(0.36)	(0.09)		(0.06)	(0.09)	(0.12)	(0.00	)(d)
Total distributions	(0.36)	(0.09)		(0.06)	(0.09)	(0.12)	(0.00	)(d)

Net increase/(decrease) in net asset value	(3.22)	0.93		6.20	8.11	(4.56)	0.67
NET ASSET VALUE, END OF PERIOD	$27.28	$30.50		$29.57	$23.37	$15.26	$19.82
TOTAL RETURN(e)	(9.33)%	3.46%		26.85%	53.91%	(22.56)%	3.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$231,914	$259,234		$251,376	$177,647	$123,576	$164,545

Ratio of expenses including reimbursement/waiver recoupment to average net assets(f)	0.50%	0.50	%(g)	0.50%	0.54%	N/A	N/A
Ratio of expenses excluding reimbursement/waiver recoupment to average net assets	0.49%	0.58	%(g)	0.52%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.18%	1.28	%(g)	0.24%	0.09%	0.39%	0.21%
Portfolio turnover rate(h)	66%	0%		95%	112%	82%	101%

(a)	With the approval of the Board effective December 31, 2020, the Fund's fiscal year end was changed from November 30 to December 31.

(b)	These financials have been audited by the Predecessor Fund's independent registered public accounting firm.

(c)	Based on average shares outstanding during the period.

(d)	Less than $0.005 per share.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(f)	Prior to July 19, 2019, the prior adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.

(g)	Annualized.

(h)	Portfolio does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

14 | December 31, 2021

Sprott Junior Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2021	For the Period December 1, 2020 to December 31, 2020(a)		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018(b)	For the Year Ended November 30, 2017(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$49.30	$45.27		$30.28	$21.63	$31.48	$33.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (c)	0.42	(0.00)		(0.04)	0.06	(0.06)	(0.09)
Net realized and unrealized gain/(loss)	(8.12)	5.00		15.25	8.59	(9.74)	(0.87)
Total from investment operations	(7.70)	5.00		15.21	8.65	(9.80)	(0.96)

DISTRIBUTIONS:
From net investment income	(0.90)	(0.97)		(0.22)	–	(0.05)	(0.56)
Total distributions	(0.90)	(0.97)		(0.22)	–	(0.05)	(0.56)

Net increase/(decrease) in net asset value	(8.60)	4.03		14.99	8.65	(9.85)	(1.52)
NET ASSET VALUE, END OF PERIOD	$40.70	$49.30		$45.27	$30.28	$21.63	$31.48
TOTAL RETURN(d)	(15.56)%	11.11%		50.56%	39.99%	(31.19)%	(2.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$124,127	$123,258		$106,383	$52,994	$36,776	$149,550

Ratio of expenses including reimbursement/waiver to average net assets(e)	0.50%	0.50	%(f)	0.50%	0.54%	N/A	N/A
Ratio of expenses excluding reimbursement/waiver to average net assets	0.61%	0.75	%(f)	0.76%	0.71%	0.57%	0.57%
Ratio of net investment income/(loss) to average net assets	0.96%	(0.07	)%(f)	(0.10)%	0.22%	(0.22)%	(0.26)%
Portfolio turnover rate(g)	66%	0%		157%	127%	37%	74%

(a)	With the approval of the Board effective December 31, 2020, the Fund's fiscal year end was changed from November 30 to December 31.

(b)	These financials have been audited by the Predecessor Fund's independent registered public accounting firm.

(c)	Based on average shares outstanding during the period.

(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Prior to July 19, 2019, the prior adviser paid certain Fund expenses via a unitary fee arrangement; no fees or expenses were waived.

(f)	Annualized.

(g)	Portfolio does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

15 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

1. ORGANIZATION

The Sprott Funds Trust (the “Trust”) was organized as a Delaware statutory trust on January 3, 2018. As of December 31, 2021, the Trust consisted of three separate portfolios that each represent a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each a “Fund” and collectively, the “Funds”). The Funds are non-diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds reorganized effective as of the close of business on July 19, 2019, from each Fund's respective Predecessor Fund. Each Predecessor Fund was a separate series of ALPS ETF Trust.

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Total Return Index (ticker symbol SOLGMCFT, the “Underlying Gold Index”). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Custom Factors Total Return Index (ticker symbol SOLJGMFT, the “Underlying Junior Gold Index”). The investment adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors that are Authorized Participants may purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on share transactions in the secondary market will be based on negotiated commission rates at customary levels.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of a Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

16 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

Portfolio securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Investments in open-end mutual funds such as money market funds are valued at the closing NAV.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the oversight of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

17 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

The following is a summary of the inputs used to value the Funds’ investments at December 31, 2021:

Sprott Gold Miners ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$231,615,746	$–	$–	$231,615,746
Short Term Investments	9,154,915	–	–	9,154,915
Total	$240,770,661	$–	$–	$240,770,661

Sprott Junior Gold Miners ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$124,219,080	$–	$–	$124,219,080
Short Term Investments	11,871,192	–	–	11,871,192
Total	$136,090,272	$–	$–	$136,090,272

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended December 31, 2021.

C. Gold and Silver Mining Industry Risk

The Funds are sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Funds’ returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

D. Foreign Investment Risk

The Funds investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Funds’ investments or prevent the Funds from realizing the full value of their investments. Emerging market countries may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging market countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Funds’ underlying securities trade in a market that is closed when the market in which the Funds’ shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Funds’ domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Funds’ shares and the underlying value of those shares

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments in the Statement of Operations, when applicable.

F. Concentration Risk

Each Fund seeks to track its respective Underlying Index, which itself is generally concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in a Fund.

G. Market Disruption Risk

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause a Fund to lose value.

18 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, leading to instability in the market place and the jobs market.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Funds' securities or other assets. Such impacts may adversely affect the performance of the Funds.

H. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

I. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

J. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

		Total Distributable
Fund	Paid-in Capital	Earnings
Sprott Gold Miners ETF	$2,792,220	$(2,792,220)
Sprott Junior Gold Miners ETF	14,944,042	(14,944,042)

The tax character of the distributions paid during the fiscal year ended December 31, 2021, the period ended December 31, 2020 and the year ended November 30, 2020 were as follows:

Ordinary Income
December 31, 2021
Sprott Gold Miners ETF	$3,066,167
Sprott Junior Gold Miners ETF	2,712,420

Ordinary Income
December 31, 2020
Sprott Gold Miners ETF	$788,715
Sprott Junior Gold Miners ETF	2,324,976

Ordinary Income
November 30, 2020
Sprott Gold Miners ETF	$485,870
Sprott Junior Gold Miners ETF	395,316

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$59,074,631	$20,313,625
Sprott Junior Gold Miners ETF	16,990,362	8,906,400

19 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

As of December 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:

	Sprott Gold Miners	Sprott Junior Gold
	ETF	Miners ETF

Undistributed net investment income	$–	$2,394,788
Accumulated net realized loss on investments	(79,388,256)	(25,896,762)
Net unrealized appreciation/(depreciation) on investments	25,235,858	(12,597,537)
Total	$(54,152,398)	$(36,099,511)

As of December 31, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Sprott Gold Miners	Sprott Junior Gold
	ETF	Miners ETF
Gross appreciation (excess of value over tax cost)	$33,682,080	$5,574,591
Gross depreciation (excess of tax cost over value)	(8,448,045)	(18,172,247)
Net depreciation of foreign currency	1,823	119
Net unrealized appreciation (depreciation)	25,235,858	(12,597,537)
Cost of investments for income tax purposes	$215,536,626	$148,687,928

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses from wash sales.

K. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Funds have incorporated no uncertain tax positions that require a provision for income taxes.

L. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund, Sprott Asset Management LP (the "Adviser"), or ALPS Advisors, Inc. (the "Sub-Adviser") specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by each Fund from securities lending activity is disclosed in the Statement of Operations.

20 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of December 31, 2021:

Fund	Market Value of	Cash Collateral	Non-Cash Collateral	Total Collateral
	Securities on Loan	Received	Received	Received
Sprott Gold Miners ETF	$ 10,243,042	$ 8,878,749	$ 1,980,235	$ 10,858,984
Sprott Junior Gold Miners ETF	17,819,568	11,834,253	7,036,219	18,870,472

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2021:

Sprott Gold Miners ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight &
	Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$8,878,749	$–	$–	$–	$8,878,749
Total Borrowings					8,878,749
Gross amount of recognized liabilities for securities lending (collateral received)					8,878,749

Sprott Junior Gold Miners ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight &
	Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$11,843,253	$–	$–	$–	$11,843,253
Total Borrowings					11,843,253
Gross amount of recognized liabilities for securities lending (collateral received)					11,843,253

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

The Adviser serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.35%
Sprott Junior Gold Miners ETF	0.35%

21 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

The Sub-Adviser serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with Adviser and the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million-$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by the Sub-Adviser for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.

**	Annual rate stated as a percentage of the average daily net assets of the Funds

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of each Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Funds. The Adviser has contractually agreed to waive the management fee, and/or reimburse expenses so that total annual Funds operating expenses after fee waiver/expense reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the shares average daily net assets through April 30, 2022. The Adviser will be permitted to recover expenses it has borne to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. The Funds’ fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the particular date in which the fees and expenses was deferred. This expense agreement may only be terminated during the period by the Board of Trustees of Sprott Funds Trust.

For the year ended December 31, 2021, the fees waived and recoupment of previously waived fees were as follows:

	Fees waived by Advisor	Expense Recoupment of Previously Waived Fees
Sprott Gold Miners ETF	$(4,105)	$24,568
Sprott Junior Gold Miners ETF	(134,456)	–

As of December 31, 2021, the balance of recoupable expenses for the Funds were as follows:

	Expires December	Expires December	Expires December
	31, 2022	31, 2023	31, 2024
Sprott Gold Miners ETF	$11,752	$76,836	$4,105
Sprott Junior Gold Miners ETF	113,864	194,571	134,456

The Board consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”), and one of whom is an interested person. Each current Independent Trustee is paid an annual retainer of $20,000 for his or her services as a Board member to the Trust and another trust in the fund complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

22 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$156,175,946	$156,630,501
Sprott Junior Gold Miners ETF	80,878,824	82,647,663

For the period December 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$8,447,558	$8,958,687
Sprott Junior Gold Miners ETF	80,189,654	55,318,586

For the year ended December 31, 2021, the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF had in-kind net realized gains/(losses) of $2,889,680 and $17,413,379, respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

Each Fund may engage in cross trades between other funds in the Trust during the year ended December 31, 2021 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board has adopted procedures that apply to transactions between the funds of the Trust pursuant to Rule 17a-7. It has been reported to the Board that these transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended December 31, 2021 were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Loss on Sales
Sprott Gold Miners ETF	$1,687,688	$841,850	$(208,317)
Sprott Junior Gold Miners ETF	841,850	1,687,688	(158,388)

7. LIQUIDITY RISK MANAGEMENT PROGRAM

The Board of Trustees (the "Board") of the Trust, on behalf of the Funds, met on September 8, 2021 (the "Meeting") to review the liquidity risk management program (the "Program") established for the Funds. The Funds has adopted and implemented the Program as required by Rule 22e-4 (the "Liquidity Rule") under the 1940 Act. The Board appointed a committee consisting of officers of the Trust ("Sprott Liquidity Committee") as the program administrator for the Funds' Program.

At the Meeting, the Board was provided with the 2021 Liquidity Risk Management Program Annual Report (the "Report"), a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the period covered by the Report (the "Program Reporting Period"). The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted, among other items, that the Funds did not hold illiquid securities that, in the aggregated, exceeded 15% of that Fund's assets.

23 | December 31, 2021

Sprott ETFs

Notes to Financial Statements	December 31, 2021

The Report further noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish the Funds' reasonably anticipated trading size. The Report additionally provided that the Program is reasonably designed to assess and manage the Funds' liquidity risk, taking into consideration, among other factors, each Funds' investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Committee reviewed the Funds' investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities for the Funds in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between December 31, 2021 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

24 | December 31, 2021

Sprott ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Sprott Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Funds”), each a series of Sprott Funds Trust (the “Trust”), including the schedules of investments, as of December 31, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Statement of
constituting Sprott Funds Trust	operations	Statements of changes in net assets	Financial highlights
Sprott Gold Miners ETF	For the year ended December 31, 2021	For the year ended December 31, 2021, for the Period December 1 through December 31, 2020 and for the year ended November 30, 2020	For the year ended December 31, 2021, for the Period December 1 through December 31, 2020 and for the two years in the period ended November 30, 2020

Sprott Junior Gold Miners ETF	For the year ended December 31, 2021	For the year ended December 31, 2021, for the Period December 1 through December 31, 2020 and for the year ended November 30, 2020	For the year ended December 31, 2021, for the Period December 1 through December 31, 2020 and for the two years in the period ended November 30, 2020

The financial highlights for each of the two years in the period ended November 30, 2018 have been audited by other auditors, whose report dated January 24, 2018 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2022

25 | December 31, 2021

Sprott ETFs

Additional Information	December 31, 2021 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 888.622.1813.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC as an exhibit to its report on Form N-PORT. Form N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-PORT reports will be available without charge, upon request, by calling (toll-free) 888.622.1813.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following for the calendar year ended December 31, 2021:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$358,844	$3,084,876
Sprott Gold Miners Junior ETF	$15,471	$1,858,961

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2021:

	QDI	DRD
Sprott Gold Miners ETF	100.00%	36.27%
Sprott Gold Miners Junior ETF	55.43%	0.00%

LICENSING AGREEMENTS

Solactive AG (“Solactive”) has entered into a license agreement with the Adviser. Solactive is the Index Provider for Funds. Solactive is not affiliated with the Trust, Sprott, or the Distributor.

The following disclosure relates to Solactive and the Adviser:

The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or Implicit guarantee or assurance either with regard to the results of using the Index and/or index trade mark or the index price at any time or in any other respect. The Index is calculated and published by Solactive. Solactive uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Funds, Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Index by Solactive nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Funds constitutes a recommendation by Solactive to invest capital in the Funds nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in these Funds.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

26 | December 31, 2021

Sprott ETFs

Trustees & Officers	December 31, 2021 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
Michael W. Clark, 1959	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	4	Sprott Focus Trust, Inc.

Peyton T. Muldoon, 1969	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	4	Sprott Focus Trust, Inc.

James R. Pierce, Jr., 1956	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014.	4	Sprott Focus Trust, Inc.

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

27 | December 31, 2021

Sprott ETFs

Trustees & Officers	December 31, 2021 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Birth Year	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
John Ciampaglia, 1970	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, LP. (Since 2010)	3	N/A

Thomas W. Ulrich, 1963	Secretary, Chief Compliance Officer	Since September, 2018	Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In]House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012).	N/A	N/A

Varinder Bhathal, 1971	Treasurer and Chief Financial Officer	Since September, 2018	Chief Financial Officer of Sprott Asset Management LP (since Dec 2018); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

2.	Each Trustee serves until resignation, death, retirement or removal.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge at www.sprottetfs.com, or upon request by calling the Fund toll free at 1-855-496-3837.

28 | December 31, 2021

This material must be preceded or accompanied by the Prospectus.

www.sprott.com

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(2) Michael W. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year Ended December 31, 2021	$79,000
Fiscal Period Ended December 31, 2020*	$50,000
Fiscal Year Ended November 30, 2020**	$34,000
Fiscal Year ended October 31, 2020***	$45,000

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2021	$0
Fiscal Year Period December 31, 2020*	$0
Fiscal Year Ended November 30, 2020**	$0
Fiscal Year Ended October 31, 2020***	$0

(c)	Tax Fees (tax services rendered include review of federal and state income tax returns)

Fiscal Year Ended December 31, 2021	$11,000
Fiscal Period Ended December 31, 2020*	$9,000
Fiscal Year Ended November 30, 2020**	$6,000
Fiscal Year Ended October 31, 2020***	$5,000

(d)	All Other Fees

Fiscal Year Ended December 31, 2021	$0
Fiscal Period Ended December 31, 2020*	$0
Fiscal Year Ended November 30, 2020**	$0
Fiscal Year Ended October 31, 2020***	$0

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*	Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF changed their fiscal year ends from November 30 to December 31 and the Sprott Gold Equity Fund changed its fiscal year end from October 31 to December 31. The amount in the table reflects the aggregate fees paid by the funds for the fiscal periods during this transition, both ended December 31, 2020.

**	Reflects the fees paid by Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF for the fiscal year ended November 30, 2020.

***	Reflects the fees paid by Sprott Gold Equity Fund for the fiscal year ended October 31, 2020.

(e)	(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

	Registrant	Investment Adviser
Fiscal Year Ended December 31, 2021	$11,000	$0
Fiscal Period Ended December 31, 2020*	$9,000	$0
Fiscal Year Ended November 30, 2020**	$6,000	$0
Fiscal Year Ended October 31, 2020***	$5,000	$0

*	Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF changed their fiscal year ends from November 30 to December 31 and the Sprott Gold Equity Fund changed its fiscal year end from October 31 to December 31. The amount in the table reflects the aggregate fees paid by the funds for the fiscal periods during this transition, both ended December 31, 2020.

**	Reflects the fees paid by Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF for the fiscal year ended November 30, 2020.

***	Reflects the fees paid by Sprott Gold Equity Fund for the fiscal year ended October 31, 2020.

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Peyton T. Muldoon and James R. Pierce, Jr. are members of the Registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)        A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)        Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)       Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FUNDS TRUST

By:	/S/ John A. Ciampaglia
John Ciampaglia, President and Trustee

Date: March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ John A. Ciampaglia
John Ciampaglia, President

Date: March 7, 2022

By:	/S/ Varinder Bhathal
Varinder Bhathal, Treasurer

Date: March 7, 2022

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